Filed Pursuant to Rule 497(b)

Registration Nos. 333-129298

333-129302

333-129304

TAX EXEMPT

SECURITIES TRUST

National Trust 426

Maryland Trust 146

New York Trust 260

UNIT INVESTMENT TRUSTS

The Tax Exempt Securities Trust is sponsored by Citigroup Global Markets Inc. and consists of three separate unit investment trusts: National Trust 426, Maryland Trust 146 and New York Trust 260. Each trust contains a fixed portfolio of long-term municipal bonds. The interest income of these bonds is generally exempt from federal income tax and, for state designated trusts, state and local income tax in the state for which the trust is named.

This Prospectus contains three parts. Part A contains the Summary of Essential Information including summary material relating to the trusts, the Portfolios and the Statements of Financial Condition. Part B contains more detailed information about the Tax Exempt Securities Trust and Part C contains specific information about the state designated trusts. Part A may not be distributed unless accompanied by Parts B and C.

Read and retain this Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated March 3, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED; NO BANK GUARANTEE; MAY LOSE MONEY

TAX EXEMPT SECURITIES TRUST

INVESTMENT SUMMARY AS OF MARCH 2, 2006

Use this Investment Summary to help you decide whether the portfolios comprising the Tax Exempt Securities Trust are right for you. More detailed information can be found later in this prospectus.

Investment Objective

Each of the trusts seeks to pay investors monthly distributions of tax exempt interest income while conserving their capital. The Sponsor has selected a fixed portfolio of municipal bonds intended to achieve these goals.

Investment Strategy

All of the bonds in the trusts are rated A or better by Standard & Poor’s, Moody’s or Fitch Ratings. State designated trusts primarily contain bonds issued by the state for which the trust is named or counties, municipalities, authorities or political subdivisions of that state.

Taxes

Interest received by the unit holders of the trusts on the bonds in each of the trusts is generally exempt from regular federal income tax. Interest on the bonds in each state trust is also generally exempt from certain state and local personal income taxes of the state for which the trust is named.

Risk Factors

Holders can lose money by investing in these trusts. The value of the units and the bonds held in the portfolio can each decline in value. An investment in units of a trust should be made with an understanding of the following risks:

•	Municipal bonds are long-term fixed rate debt obligations that decline in value with increases in interest rates, an issuer’s worsening financial condition or a drop in bond ratings.

•	The effective maturity of a long-term bond may be dramatically different than shorter term obligations. Investors will receive early returns of principal when bonds are called or sold before they mature. Investors may not be able to reinvest the money they receive at as high a yield or as long a maturity.

•	The municipal bonds could lose their tax-exempt status either due to future legislation or due to the failure of a public issuer of a bond (or private guarantor) to meet certain conditions imposed by various tax laws.

•	The default of an issuer of a municipal bond in making its payment obligation could result in the loss of interest income and/or principal to investors.

•	Since the portfolio of each of the trusts is fixed and not managed, in general the Sponsor can only sell bonds at a trust’s termination or in order to meet redemptions. As a result, the price at which a bond is sold may not be the highest price it attained during the life of a trust.

•	Under certain circumstances an investor may recognize taxable income from his or her investment in a trust due to, for example, original issue discount, market discount or capital gains.

The Public Offering Price

The Public Offering Price plus estimated organization costs per unit as of March 2, 2006, would have been $1,066.52 for the National Trust, $1,079.81 for the Maryland Trust and $1,068.70 for the New York Trust.

During the initial public offering period the Public Offering Price per unit is calculated by:

•	dividing the aggregate offering price of the underlying bonds in a trust by the number of units outstanding.

•	adding a sales charge of 4.70% (4.932% of the aggregate offering price of the bonds per unit).

•	adding a per unit amount sufficient to reimburse the Sponsor for organization costs.

After the initial offering period the Public Offering Price per unit is calculated by:

•	dividing the aggregate bid price of the underlying bonds in a trust by the number of units outstanding.

•	adding a sales charge of 4.70% (4.932% of the aggregate bid price of the bonds per unit).

Market for Units

The Sponsor currently intends to repurchase units from holders at prices based upon the aggregate bid price of the underlying bonds. The Sponsor is not obligated to maintain a market and may stop doing so without prior notice for any business reason. If the Sponsor stops repurchasing units, a unit holder may dispose of its units by redemption through the Trustee. The price received from the Trustee by the unit holder for units being redeemed is also based upon the aggregate bid price of the underlying bonds. Units can be sold at any time to the Sponsor or the Trustee without fee or penalty.

TAX EXEMPT SECURITIES TRUST

FEE TABLE FOR NATIONAL TRUST 426

This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

Unitholder Transaction Expenses (fees paid directly from your investment)

	As a % of Public Offering Price	Amounts per Unit
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)	4.70%	$50.01
Reimbursement to Sponsor for Estimated Organization Costs	.235%	$2.50

Estimated Annual Trust Operating Expenses (expenses that are deducted from Trust assets)
	As a % of Net Assets	Amounts per Unit
Trustee’s Fee	.121%	$1.23
Other Operating Expenses	.085%	$.86
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees	.025%	$.25

Total	.231%	$2.34

Example

	Cumulative Expenses and Charges Paid for Period
	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses and charges on a $10,000 investment, assuming the Trust’s estimated operating expense ratio of .231% and a 5% annual return on the investment throughout the periods	$515	$564	$617	$773

The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST

FEE TABLE FOR MARYLAND TRUST 146

This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

Unitholder Transaction Expenses (fees paid directly from your investment)

	As a % of Public Offering Price	Amounts per Unit
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)	4.70%	$50.63
Reimbursement to Sponsor for Estimated Organization Costs	.232%	$2.50

Estimated Annual Trust Operating Expenses (expenses that are deducted from Trust assets)
	As a % of Net Assets	Amounts per Unit
Trustee’s Fee	.115%	$1.18
Other Operating Expenses	.079%	$.81
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees	.024%	$.25

Total	.218%	$2.24

Example

	Cumulative Expenses and Charges Paid for Period
	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses and charges on a $10,000 investment, assuming the Trust’s estimated operating expense ratio of .218% and a 5% annual return on the investment throughout the periods	$514	$560	$610	$757

The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST

FEE TABLE FOR NEW YORK TRUST 260

This Fee Table is intended to help you to understand the costs and expenses that you will bear directly or indirectly. See Public Sale of Units and Expenses and Charges. Although each Trust is a unit investment trust rather than a mutual fund, this information is presented to permit a comparison of fees.

Unitholder Transaction Expenses (fees paid directly from your investment)

	As a % of Public Offering Price	Amounts per Unit
Maximum Sales Charge Imposed on Purchase (as a percentage of offering price)	4.70%	$50.11
Reimbursement to Sponsor for Estimated Organization Costs	.234%	$2.50

Estimated Annual Trust Operating Expenses (expenses that are deducted from Trust assets)
	As a % of Net Assets	Amounts per Unit
Trustee’s Fee	.120%	$1.22
Other Operating Expenses	.075%	$.76
Maximum Portfolio Supervision, Bookkeeping and Administrative Fees	.024%	$.25

Total	.219%	$2.23

Example

	Cumulative Expenses and Charges Paid for Period
	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses and charges on a $10,000 investment, assuming the Trust’s estimated operating expense ratio of .219% and a 5% annual return on the investment throughout the periods	$514	$560	$610	$759

The example assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations applicable to mutual funds. The example should not be considered a representation of past or future expenses or annual rate of return; the actual expenses and annual rate of return may be more or less than those assumed for purposes of the example.

TAX EXEMPT SECURITIES TRUST

SUMMARY OF ESSENTIAL INFORMATION

AS OF MARCH 2, 2006 ♦

Sponsor

Citigroup Global Markets Inc.

Trustee

The Bank of New York

Evaluator

Standard & Poor’s Securities Evaluations, Inc.

Date of Deposit and of Trust Agreement

March 2, 2006

Mandatory Termination Date*

Each Trust will terminate on the date of maturity, redemption, sale or other disposition of the last Bond held in the Trust.

Record Dates

The sixth day of each month, commencing April 6, 2006.

Distribution Dates

The fifteenth day of each month, commencing April 15, 2006.**

Evaluation Time

As of 4:00 p.m. Eastern Time (or earlier on days where the Bond Market Association recommends an early bond market close).

Evaluator’s Fee

The Evaluator will receive a fee of $.29 per Bond per evaluation.

Sponsor’s Annual Portfolio Supervision Fee***

Maximum of $.25 per $1,000 face amount of the underlying Bonds.

♦	The Date of Deposit. The Date of Deposit is the date on which the Trust Agreement was signed and the deposit with the Trustee was made.
*	The actual date of termination of each Trust may be considerably earlier (see Part B, “Amendment and Termination of the Trust Agreement—Termination”).
**	The first monthly income distribution of $4.28 for the National Trust, $4.26 for the Maryland Trust and $4.20 for the New York Trust will be made on April 15, 2006.
***	In addition to this amount, the Sponsor may be reimbursed for bookkeeping and other administrative expenses not exceeding its actual costs.

TAX EXEMPT SECURITIES TRUST

SUMMARY OF ESSENTIAL INFORMATION

AS OF MARCH 2, 2006

	National Trust 426	Maryland Trust 146	New York Trust 260
Principal Amount of Bonds in Trust	$5,000,000	$2,500,000	$4,000,000
Number of Units	5,000	2,500	4,000
Principal Amount of Bonds in Trust per Unit	$1,000	$1,000	$1,000
Fractional Undivided Interest in Trust per Unit	1/5,000	1/2,500	1/4,000
Minimum Value of Trust:
Trust Agreement may be Terminated if Principal Amount is less than	$2,500,000	$1,250,000	$2,000,000
Calculation of Public Offering Price per Unit*:
Aggregate Offering Price of Bonds in Trust	$5,070,059	$2,566,688	$4,064,365

Divided by Number of Units	$1,014.01	$1,026.68	$1,016.09
Plus: Sales Charge (4.70% of the Public Offering Price)	$50.01	$50.63	$50.11

Public Offering Price per Unit	$1,064.02	$1,077.31	$1,066.20
Plus: Estimated Organization Costs	$2.50	$2.50	$2.50
Plus: Accrued Interest*	$.75	$.75	$.74

Total	$1,067.27	$1,080.56	$1,069.44

Sponsor’s Initial Repurchase Price per Unit (per Unit Offering Price of Bonds)**	$1,014.01	$1,026.68	$1,016.09
Approximate Redemption Price per Unit (per Unit Bid Price of Bonds)**	$1,004.23	$1,017.95	$1,005.62

Difference Between per Unit Offering and Bid Prices of Bonds	$9.78	$8.73	$10.47

Calculation of Estimated Net Annual Income per Unit***:
Estimated Annual Income per Unit	$47.70	$47.36	$46.75
Less: Estimated Trustee’s Annual Fee****	$1.23	$1.18	$1.22
Less: Other Estimated Annual Expenses	$1.11	$1.06	$1.01

Estimated Net Annual Income per Unit	$45.36	$45.12	$44.52

Calculation of Monthly Income Distribution per Unit:
Estimated Net Annual Income per Unit	$45.36	$45.12	$44.52
Divided by 12	$3.78	$3.76	$3.71
Accrued interest from the day after the Date of Deposit to the first record date**	$4.28	$4.26	$4.20
First distribution per Unit	$4.28	$4.26	$4.20
Daily Rate (360-day basis) of Income Accrual per Unit	$.1260	$.1253	$.1236
Estimated Current Return based on Public Offering Price*****	4.25%	4.18%	4.17%
Estimated Long-Term Return*****	3.86%	3.83%	3.84%

*	Accrued interest will commence on the day after the Date of Deposit through the date of settlement (normally three business days after purchase).
**	This figure will also include accrued interest from the day after the Date of Deposit through the date of settlement (normally three business days after purchase) and the net cash on hand in the relevant Trust, accrued expenses of such Trust and amounts distributable to holders of record of Units of such Trust as of a date prior to the computation date, on a pro rata basis. As of the close of the initial offering period, the Redemption Price per Unit and the Sponsor’s Repurchase Price per Unit for each Trust will be reduced to reflect the payment of the per Unit organization costs.
***	During the first year, the Trustee’s fee will be adjusted downward by $.22 and $.04 per Unit for the National Trust and the New York Trust, respectively. The Trustee has agreed to the foregoing to cover interest on any Bonds which would have accrued prior to their expected dates of delivery since interest will not accrue to the benefit of Holders until such Bonds are actually delivered to the Trust. During the first year for the National Trust, the Estimated Annual Income per Unit will be $47.48; the Estimated Trustee’s Annual Fee will be $1.01; and the Estimated Net Annual Income will remain as shown. During the first year for the New York Trust, the Estimated Annual Income per Unit will be $46.71, the Estimated Trustee’s Annual Fee will be $1.18, and the Estimated Net Annual Income will remain as shown.
****	Per $1,000 principal amount of Bonds, plus expenses.
*****	The Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the offering price of the underlying Bonds; therefore, there is no assurance that the present Estimated Current Return indicated above will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account the expenses and sales charge associated with each Unit. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return as indicated above will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price as of the Date of Deposit.

TAX EXEMPT SECURITIES TRUST

PORTFOLIO SUMMARY AS OF MARCH 2, 2006

	National Trust 426	Maryland Trust 146	New York Trust 260
Number of municipal bonds (from 12 states for the National Trust, from Maryland and Puerto Rico for the Maryland Trust and from New York and Puerto Rico for the New York Trust)	21	9	12
Number of bonds issued with “original issue discount”	14	4	6
Average life to maturity of the bonds in the Trust (in years)	28.5	26.9	26.9
	Percentages†	Percentages†	Percentages†
Percentage of bonds acquired prior to the deposit of all the Securities by the Sponsor into the Trust from Citigroup Global Markets Inc. and its affiliates (as sole underwriter, member of underwriting syndicate or otherwise from its own organization)**	6.1%	38.6%	0.0%
General obligation bonds backed by the taxing power of state issuer	17.9%	16.4%	6.4%
Bonds not supported by the issuer’s power to levy tax	82.1%	83.6%	93.6%
The bonds derived their income from the following primary sources:
• convention facilities	0.0%	18.2%	0.0%
• educational facilities	24.5%	17.8%	21.5%
• hospital and health care facilities	23.2%	25.3%*	0.0%
• housing facilities	0.0%	8.6%	5.6%
• industrial development facilities	0.0%	0.0%	9.7%
• lease rental payments	0.0%	0.0%	12.9%
• power facilities	3.5%	13.7%	5.2%
• public improvement facilities	8.3%	0.0%	0.0%
• transportation facilities	8.0%	0.0%	13.6%
• water and sewer facilities	14.6%	0.0%	25.1%*
The bonds in the Trust are rated as follows:
• Standard & Poor’s
AAA	59.5%	56.8%	38.3%
AA	8.7%	18.4%	21.9%
A	17.8%	14.7%	24.5%

Total	86.0%	89.9%	84.7%

• Moody’s
Aaa	9.1%	0.0%	0.0%
Aa	0.0%	0.0%	15.3%
A	4.9%	10.1%	0.0%

Total	14.0%	10.1%	15.3%

The following insurance companies have insured the bonds in the Trust as to timely payment of principal and interest:
• AGC	4.9%	0.0%	0.0%
• AMBAC	13.6%	0.0%	0.0%
• FGIC	16.7%	13.7%	0.0%
• FSA	8.8%	0.0%	7.1%
• MBIA	13.2%	0.0%	12.1%
• Radian	0.0%	0.0%	2.5%
• XLCA	6.2%	26.7%	19.1%

Total	63.4%	40.4%	40.8%

†	Percentages based on the aggregate offering price of the bonds in the Trust.
*	The Trust is considered to be “concentrated” in a particular category when bonds of that type make up 25% or more of the portfolio.
**	Citigroup Global Markets Inc. and its affiliates may have gains or losses on the sales of bonds to the Sponsor for deposit in the Trust.

UNDERWRITING

The names and addresses of the Underwriters and the number of Units to be sold by them are as follows:

	National Trust 426	Maryland Trust 146	New York Trust 260
Citigroup Global Markets Inc. 388 Greenwich Street New York, New York 10013	4,000	2,400	2,300

SWS Securities 45 Broadway New York, New York 10006	—	—	1,500

Wachovia Securities LLC 901 East Byrd Street Richmond, Virginia 23219	500	—	100

UBS Financial Services Inc. 1285 Avenue of the Americas, 9th Floor New York, New York 10019	250	100	100

Pershing Trading Company, L.P. 1 Pershing Plaza Jersey City, New Jersey 07399	250	—	—

Total	5,000	2,500	4,000

Report of Independent Registered Public Accounting Firm

To the Sponsor, Trustee and Unit Holders of

Tax Exempt Securities Trust, National Trust 426, Maryland Trust 146 and New York Trust 260:

We have audited the accompanying statements of financial condition, including the portfolios of securities, of each of the respective trusts constituting Tax Exempt Securities Trust, National Trust 426, Maryland Trust 146 and New York Trust 260 as of March 2, 2006. These financial statements are the responsibility of the Sponsor (see note 6 to the statements of financial condition). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of financial condition are free of material misstatement. An audit of a statement of financial condition includes examining, on a test basis, evidence supporting the amounts and disclosures in that statement of financial condition. Our procedures included confirmation with the Trustee of an irrevocable letter of credit deposited on March 2, 2006, and other appropriate auditing procedures for the purchase of securities, as shown in the statements of financial condition and portfolios of securities. An audit of a statement of financial condition also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of financial condition presentation. We believe that our audits of the statements of financial condition provide a reasonable basis for our opinion.

In our opinion, the statements of financial condition referred to above present fairly, in all material respects, the financial position of each of the respective trusts constituting Tax Exempt Securities Trust, National Trust 426, Maryland Trust 146 and New York Trust 260 as of March 2, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

March 2, 2006

TAX EXEMPT SECURITIES TRUST

STATEMENTS OF FINANCIAL CONDITION

AS OF DATE OF DEPOSIT, MARCH 2, 2006

	TRUST PROPERTY
	National Trust 426	Maryland Trust 146	New York Trust 260
Investment in Tax-Exempt Securities:
Bonds represented by purchase contracts backed by letter of credit (1)	$5,070,059	$2,566,688	$4,064,365
Accrued interest through the Date of Deposit on underlying bonds (1)(2)	31,700	15,062	40,754
Cash (3)	12,500	6,250	10,000

Total	$5,114,259	$2,588,000	$4,115,119

	LIABILITIES AND INTEREST OF UNIT HOLDERS
Liabilities:
Accrued interest through the Date of Deposit on underlying bonds (1)(2)	$31,700	$15,062	$40,754
Reimbursement to Sponsor for Organization Costs (3)	12,500	6,250	10,000

	44,200	21,312	50,754

Interest of Unit Holders:
Units of fractional undivided interest outstanding (National Trust 426: 5,000; Maryland Trust 146: 2,500; New York Trust 260: 4,000)
Cost to investors (4)	5,332,600	2,699,525	4,274,800
Less—Gross underwriting commission (5)	250,041	126,587	200,435
Less—Organization Costs (3)	12,500	6,250	10,000

Net amount applicable to investors	5,070,059	2,566,688	4,064,365

Total	$5,114,259	$2,588,000	$4,115,119

(1)	Aggregate cost to each Trust of the Bonds listed under the Portfolios of Securities on the immediately following pages is based on offering prices as of 4:00 p.m. on March 2, 2006, the Date of Deposit, determined by the Evaluator on the basis set forth in Part B, “Public Offering—Offering Price.” The aggregate cost to the Trusts of all the Bonds listed under the Portfolios of Securities is $11,701,112. Svenska Handelsbanken issued an irrevocable letter of credit in the aggregate principal amount of $14,000,000 which was deposited with the Trustee for the purchase of $11,500,000 principal amount of Bonds in all of the Trusts, pursuant to contracts to purchase such Bonds at the aggregate cost to the Sponsor of $11,631,085 plus $87,516, representing accrued interest thereon through the Date of Deposit.
(2)	The Indenture provides that the Trustee will advance amounts equal to the accrued interest on the underlying securities of each Trust (net of accrued expenses) through the Date of Deposit and that such amounts will be distributed to the Sponsor as Unit Holder of record on such date, as set forth in Part B, “Rights of Unit Holders—Distribution of Interest and Principal.”
(3)	A portion of the Public Offering Price consists of cash in an amount sufficient to reimburse the Sponsor for the per Unit portion of all or a part of the organization costs of establishing a Trust. These costs have been estimated at $2.50 per Unit for each of the Trusts. A payment will be made as of the close of the initial public offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs are less than the estimated amount, only the actual organization expenses will be deducted from the assets of a Trust.
(4)	The cost to investors represents the public offering price (exclusive of interest) computed on 5,000 Units of the National Trust, 2,500 Units of the Maryland Trust and 4,000 Units of the New York Trust on the basis set forth in Part B, “Public Offering—Offering Price,” plus estimated organization costs.
(5)	Sales charge of 4.70% computed on 5,000 Units of the National Trust, 2,500 Units of the Maryland Trust and 4,000 Units of the New York Trust respectively, on the basis set forth in Part B, “Public Offering—Offering Price.”
(6)	The Trustee has custody of and responsibility for all accounting and financial books and records. The Sponsor is responsible for preparation of the financial statements in accordance with U.S. generally accepted accounting principles based upon the books and records provided by the Trustee. The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates. The Evaluator determines the price for each underlying bond included in each Trust’s Portfolio of Securities on the basis set forth in Part B, “Public Offering—Offering Price.”

TAX EXEMPT SECURITIES TRUST

NATIONAL TRUST 426—PORTFOLIO OF SECURITIES

AS OF MARCH 2, 2006

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

1.	$300,000	Birmingham, Alabama, Waterworks & Sewer Board, Water & Sewer Revenue Bonds, MBIA Insured, 5.00% Due 1/1/2043	AAA	1/1/13 @ 100 SF 1/1/38 @ 100	$311,040	4.370%	$15,000

2.	250,000	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, 4.75% Due 11/15/2037	A3*	11/15/15 @ 100 SF 11/15/32 @100	245,957	4.850	11,875

3.	250,000	Private Colleges & Universities Facilities Authority Revenue Bonds, Alabama, Tuskegee University Project, AGC Insured, 4.375% Due 9/1/2026	AAA	3/1/16 @ 100 SF 9/1/16 @ 100	249,162	4.400	10,937

4.	400,000	Downtown Phoenix Hotel Corporation, Arizona, Revenue Bonds, FGIC Insured, 5.00% Due 7/1/2040	AAA	1/1/16 @ 100 SF 7/1/37 @ 100	419,616	4.380	20,000

5.	250,000	Arkansas State University Revenue Bonds, Housing System, AMBAC Insured, 5.25% Due 3/1/2031	AAA	3/1/11 @ 100 SF 3/1/27 @ 100	266,358	3.800	13,125

6.	100,000	State of California, General Obligation Bonds, 5.00% Due 2/1/2033	A	2/1/14 @ 100 SF 2/1/30 @ 100	103,969	4.400	5,000

7.	240,000	Los Angeles, California, Department of Water & Power, Waterworks Revenue Bonds, FGIC Insured, 5.00% Due 7/1/2043	AAA	7/1/12 @ 100 SF 7/1/41 @ 100	249,614	4.270	12,000

8.	140,000	San Francisco, California, Bay Area Transportation District, Sales Tax Revenue Bonds, AMBAC Insured, 5.00% Due 7/1/2031	AAA	7/1/11 @ 100 SF 7/1/27 @ 100	145,631	4.150	7,000

TAX EXEMPT SECURITIES TRUST

NATIONAL TRUST 426—PORTFOLIO OF SECURITIES

AS OF MARCH 2, 2006

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

9.	$175,000	West Contra Costa, California, Unified School District, General Obligation Bonds, FSA Insured, 5.00% Due 8/1/2032	AAA	8/1/11 @ 101 SF 8/1/29 @ 100	$182,794	4.200%	$8,750

10.	270,000	University of Colorado Hospital Authority Revenue Bonds, Colorado, AMBAC Insured, 5.00% Due 11/15/2029	Aaa*	11/15/09 @ 101 SF 11/15/25 @ 100	280,282	4.100	13,500

11.	170,000	Colorado Springs, Colorado, Utilities Revenue Bonds, 5.00% Due 11/15/2044	AA	11/15/14 @ 100 SF 11/15/40 @ 100	177,298	4.400	8,500

12.	250,000	Northeastern University, Illinois, Certificates of Participation, Capital Improvement Project, 4.75% Due 10/1/2025	A–	10/1/15 @ 100	252,870	4.600	11,875

13.	250,000	Maryland Health and Higher Educational Facilities Authority Revenue Bonds, Johns Hopkins Hospital, 5.125% Due 11/15/2034	AA–	11/15/13 @ 100 SF 11/15/29 @ 100	264,225	4.250	12,813

14.	250,000	Maryland Health and Higher Educational Facilities Authority Revenue Bonds, Peninsula Regional Medical Center, 5.00% Due 7/1/2036	A	7/1/16 @ 100 SF 7/1/27 @ 100	259,593	4.530	12,500

15.	250,000	Oakland County, Michigan, Building Authority, General Obligation Bonds, 5.00% Due 6/1/2027	AAA	6/1/13 @ 100 SF 6/1/26 @100	263,168	4.150	12,500

16.	120,000	New Jersey Health Care Facilities Financing Authority Revenue Bonds, Catholic Health East, 5.375% Due 11/15/2033	A	11/15/12 @ 100 SF 11/15/24 @ 100	126,364	4.450	6,450

TAX EXEMPT SECURITIES TRUST

NATIONAL TRUST 426—PORTFOLIO OF SECURITIES

AS OF MARCH 2, 2006

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

17.	$380,000	Branchburg Township Board of Education, New Jersey, General Obligation Bonds, MBIA Insured, 4.00% Due 7/15/2031	AAA	7/15/16 @ 100	$356,888	4.400%	$15,200

18.	250,000	Passaic Valley, New Jersey, Sewer Commissioners, Sewer System Revenue Bonds, FGIC Insured, 2.50% Due 12/1/2032	Aaa*	12/1/13 @ 100 SF 12/1/26 @ 100	178,880	4.300	6,250

19.	300,000	Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Slippery Rock University Foundation, XLCA Insured, 5.00% Due 7/1/2037	AAA	7/1/15 @ 100 SF 7/1/32 @ 100	315,513	4.320	15,000

20.	155,000	Berkeley County, South Carolina, School District Installment Lease Revenue Bonds, 5.00% Due 12/1/2028	A–	12/1/13 @ 100 SF 12/1/26 @ 100	159,602	4.540	7,750

21.	250,000	North Texas Thruway Authority, Dallas North Thruway System Revenue Bonds, FSA Insured, 5.00% Due 1/1/2040	AAA	1/1/15 @ 100 SF 1/1/39 @ 100	261,235	4.380	12,500

	$5,000,000				$5,070,059		$238,525

The Notes following the Portfolios are an integral part of each Portfolio of Securities.

TAX EXEMPT SECURITIES TRUST

MARYLAND TRUST 146—PORTFOLIO OF SECURITIES

AS OF MARCH 2, 2006

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

1.	$220,000	Maryland Economic Development Corporation, Student Housing Refunding Revenue Bonds, University of Maryland, Baltimore County Project, XLCA Insured, 4.25% Due 7/1/2025	AAA	7/1/16 @ 100 SF 7/1/21 @ 100	$219,415	4.270%	$9,350

2.	250,000	Maryland Health and Higher Educational Facilities Authority Revenue Bonds, Johns Hopkins Hospital, 5.125% Due 11/15/2034	AA–	11/15/13 @ 100 SF 11/15/29 @ 100	264,225	4.250	12,813

3.	200,000	Maryland Health and Higher Educational Facilities Authority Revenue Bonds, Johns Hopkins University, 5.00% Due 7/1/2038	AA	7/1/14 @ 100	208,708	4.370	10,000

4.	240,000	Maryland Health and Higher Educational Facilities Authority Revenue Bonds, Loyola College, 5.125% Due 10/1/2045	A	10/1/15 @ 100 SF 10/1/41 @ 100	248,724	4.650	12,300

5.	125,000	Maryland Health and Higher Educational Facilities Authority Revenue Bonds, Peninsula Regional Medical Center, 5.00% Due 7/1/2036	A	7/1/16 @ 100 SF 7/1/27 @ 100	129,797	4.530	6,250

6.	250,000	Maryland Health and Higher Educational Facilities Authority Revenue Bonds, Union Hospital of Cecil County, 5.00% Due 7/1/2035	A3*	7/1/15 @ 100 SF 7/1/27 @ 100	257,885	4.580	12,500

7.	460,000	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, XLCA Insured, 4.60% Due 9/1/2030	AAA	9/1/16 @ 100 SF 9/1/29 @ 100	465,736	4.450	21,160

TAX EXEMPT SECURITIES TRUST

MARYLAND TRUST 146—PORTFOLIO OF SECURITIES

AS OF MARCH 2, 2006

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

8.	$425,000	Washington Suburban Sanitary District, Maryland, General Obligation Bonds, 4.125% Due 6/1/2024	AAA	6/1/16 @ 100	$422,012	4.180%	$17,531

9.	330,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, FGIC Insured, 5.00% Due 7/1/2035	AAA	7/1/15 @ 100 SF 7/1/31 @ 100	350,186	4.200	16,500

	$2,500,000				$2,566,688		$118,404

The Notes following the Portfolios are an integral part of each Portfolio of Securities.

TAX EXEMPT SECURITIES TRUST

NEW YORK TRUST 260—PORTFOLIO OF SECURITIES

AS OF MARCH 2, 2006

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

1.	$250,000	New York City, New York, General Obligation Bonds, 5.00% Due 4/1/2035	A+	4/1/15 @ 100 SF 4/1/31 @ 100	$261,502	4.380%	$12,500

2.	250,000	New York City, New York, Industrial Development Agency, Civic Facilities Revenue Bonds, Ethical Culture School, XLCA Insured, 4.50% Due 6/1/2035	AAA	6/1/15 @ 100	250,735	4.460	11,250

3.	450,000	New York City, New York, Industrial Development Agency, Civic Facilities Revenue Bonds, Samaritan Aids Services, 3.50% Due 11/1/2025	Aa1*	11/1/11 @ 100 SF 5/1/25 @ 100	394,344	4.450	15,750

4.	500,000	New York City, New York, Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, 5.00% Due 6/15/2039	AA+	6/15/15 @ 100	525,750	4.320	25,000

5.	100,000	Dormitory Authority of the State of New York Revenue Bonds, Canisius College, Radian Insured, 4.625% Due 7/1/2033	AA	7/1/14 @ 100 SF 7/1/29 @ 100	100,509	4.550	4,625

6.	500,000	New York State Environmental Facilities Corporation, State Clean Water & Drinking Revolving Funds, New York City Municipal Water Project, MBIA Insured, 4.25% Due 6/15/2031	AAA	6/15/15 @ 100	492,350	4.350	21,250

7.	225,000	New York State Mortgage Finance Agency Revenue Bonds, Homeowner Mortgage, 4.50% Due 10/1/2027	Aa1*	4/1/15 @ 100 SF 4/1/22 @ 100	225,826	4.450	10,125

TAX EXEMPT SECURITIES TRUST

NEW YORK TRUST 260—PORTFOLIO OF SECURITIES

AS OF MARCH 2, 2006

	Aggregate Principal	Securities Represented by Purchase Contracts	Ratings (1)	Redemption Provisions (2)	Cost of Securities to Trust (3)(4)	Yield on Date of Deposit (4)	Annual Interest Income to Trust

8.	$500,000	Hempstead Town, New York, Industrial Development Agency, Civic Facilities Revenue Bonds, Adelphi University Civic Facilities, 5.00% Due 10/1/2035	A–	10/1/15 @ 100 SF 10/1/31 @ 100	$523,230	4.400%	$25,000

9.	275,000	Metropolitan Transportation Authority, New York, Revenue Bonds, FSA Insured, 5.00% Due 11/15/2030	AAA	11/15/12 @ 100 SF 11/15/26 @ 100	289,361	4.100	13,750

10.	500,000	Montgomery County, New York, Industrial Development Authority Lease Revenue Bonds, HFM Boces, XLCA Insured, 5.00% Due 7/1/2034	AAA	7/1/14 @ 100 SF 7/1/30 @ 100	525,330	4.270	25,000

11.	250,000	The Port Authority of New York and New Jersey, Consolidated Revenue Bonds, 5.00% Due 7/15/2034	AA–	1/15/14 @ 101 SF 7/15/30 @ 100	263,870	4.270	12,500

12.	200,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, 5.125% Due 7/1/2029	A–	7/1/13 @ 100 SF 7/1/25 @ 100	211,558	4.200	10,250

	$4,000,000				$4,064,365		$187,000

The Notes following the Portfolios are an integral part of each Portfolio of Securities.

NOTES TO PORTFOLIOS OF SECURITIES

(1)	For a description of the meaning of the applicable rating symbols as published by Standard & Poor’s, a division of McGraw-Hill Companies, Inc., Moody’s Investors Service(*) and Fitch Ratings(**), see Part B, “Bond Ratings.”

(2)	There is shown under this heading the year in which each issue of Bonds initially is redeemable and the redemption price for that year; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par. “SF” indicates a sinking fund has been or will be established with respect to an issue of Bonds. The prices at which Bonds may be redeemed or called prior to maturity may or may not include a premium and, in certain cases, may be less than the cost of the Bonds to a Trust. Certain Bonds in a Portfolio, including Bonds listed as not being subject to redemption provisions, may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provision under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. For example, see discussion of obligations of housing authorities in Part B, “Tax Exempt Securities Trust—Risk Factors.”

(3)	Contracts to purchase Bonds were entered into during the period December 12, 2005, through March 2, 2006, with settlement dates on or before March 30, 2006. The Profit to the Sponsor on Deposit totals $40,428 for the National Trust, $12,434 for the Maryland Trust and $17,165 for the New York Trust.

(4)	Evaluation of the Bonds by the Evaluator is made on the basis of current offering prices for the Bonds. The current offering prices of the Bonds are greater than the current bid prices of the Bonds. The Redemption Price per Unit and the public offering price of the Units in the secondary market are determined on the basis of the current bid prices of the Bonds. (See Part B, “Public Offering—Offering Price” and “Rights of Unit Holders—Redemption of Units.”) Yield on Date of Deposit was computed on the basis of offering prices on the Date of Deposit. On March 2, 2006, the aggregate bid price of the Bonds was $5,021,172 for the National Trust, $2,544,884 for the Maryland Trust and $4,022,499 for the New York Trust.

PROSPECTUS—Part B:

Note that Part B of this Prospectus may not be

distributed unless accompanied by Part A.

TAX EXEMPT SECURITIES TRUST

The Trusts

For over 20 years, Tax Exempt Securities Trust has specialized in quality municipal bond investments designed to meet a variety of investment objectives and tax situations. Tax Exempt Securities Trust is a convenient and cost effective alternative to individual bond purchases. Each Trust is one of a series of similar but separate unit investment trusts. A unit investment trust provides many of the same benefits as individual bond purchases. However, while receiving many of the benefits, the holder of Units (the “Holder”) avoids the complexity of analyzing, selecting and monitoring a multi-bond portfolio. Each Trust is also created under the laws of the State of New York by a Trust Indenture and Agreement and related Reference Trust Agreement dated the Date of Deposit (collectively, the “Trust Agreement”), of Citigroup Global Markets Inc., as Sponsor, The Bank of New York, as Trustee, and Standard & Poor’s Securities Evaluations, Inc., as Evaluator. Each Trust containing Bonds of a State for which such Trust is named (a “State Trust”) and each National or Intermediate Term Trust is referred to herein as the “Trust” and together they are referred to as “Trusts.” On the Date of Deposit, the Sponsor deposited contracts and funds (represented by a certified check or checks and/or an irrevocable letter or letters of credit, issued by a major commercial bank) for the purchase of certain interest-bearing obligations (the “Bonds”) and/or Units of preceding Series of Tax Exempt Securities Trust (the “Deposited Units”). The Bonds and Deposited Units (if any) are referred to herein collectively as the “Securities.” After the deposit of the Securities and the creation of the Trusts, the Trustee delivered to the Sponsor registered certificates of beneficial interest (the “Certificates”) representing the units (the “Units”) comprising the entire ownership of each Trust. These Units are now being offered pursuant to this Prospectus. References to multiple Trusts herein should be read as references to a single Trust if Part A indicates the creation of only one Trust.

Objectives

The objectives of each Trust are tax-exempt income and conservation of capital through an investment in a diversified portfolio of municipal bonds. There is no guarantee that a Trust’s objectives will be achieved.

Portfolio

The Sponsor’s investment professionals select Bonds for the Trust portfolios from among the 200,000 municipal bond issues that vary according to bond purpose, credit quality and years to maturity. The following factors, among others, were considered in selecting the Bonds for each Trust:

•	whether the interest on the Bonds selected would be exempt from federal and/or state income taxes imposed on the Holders;

•	for an uninsured Trust, whether the Bonds were rated “A” or better by a major bond rating agency;

•	for an insured Trust, whether the Bonds were rated “AAA” or its equivalent by a major bond rating agency;

•	the maturity dates of the Bonds (including whether such Bonds may be called or redeemed prior to their stated maturity);

•	the diversity of the types of Bonds; and

•	the cost of the Bonds relative to what the Sponsor believes is their value.

An Intermediate Term Trust will have a dollar-weighted average portfolio maturity of more than three years but no more than eleven years from the

Date of Deposit. An Intermediate Term Trust (Limited Term) will have a dollar-weighted portfolio maturity of more than three years but no more than eight years from the Date of Deposit. A National Trust (Intermediate/Long Series) will have a dollar-weighted average portfolio maturity of more than eleven years but no more than fifteen years from the Date of Deposit. A National or State Trust not specified as to term will have a dollar weighted average portfolio maturity of more than ten years from the Date of Deposit.

The Units

Each Unit in a Trust represents a fractional undivided interest in the principal and net income of such Trust. If any Units are redeemed after the date of this Prospectus, the principal amount of Bonds in the Trust will be reduced by an amount allocable to redeemed Units. Also, the fractional undivided interest in the Trust represented by each unredeemed Unit will be increased. Units will remain outstanding until redeemed or until the termination of the Trust.

RISK FACTORS

An investment in Units is subject to the following risks.

Failure of Issuers to Pay Interest and/or Principal

The primary risk associated with an investment in Bonds is that the issuer of the Bond will default on principal and/or interest payments when due on the Bond. Such a default would have the effect of lessening the income generated by the Trust and/or the value of the Trust’s Units. The bond ratings assigned by major rating organizations are an indication of the issuer’s ability to make interest and principal payments when due on its bonds. Subsequent to the date of deposit the rating assigned to a bond may decline. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any bond.

Original Issue Discount Bonds and Zero Coupon Bonds

Certain of the Bonds in the Trust may be original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of current interest. For federal income tax purposes, original issue discount on such bonds must be accrued over the terms of such bonds. On sale or redemption, the difference between (i) the amount realized (other than amounts treated as tax-exempt income), and (ii) the tax basis of such bonds (properly adjusted for the accrual of original issue discount) will be treated as taxable income, gain or loss. See “Taxes” herein.

“When Issued” and “Delayed Delivery” Bonds

Certain Bonds in a Trust may have been purchased by the Sponsor on a “when issued” basis. Bonds purchased on a “when issued” basis have not yet been issued by their governmental entity on the Date of Deposit (although such governmental entity had committed to issue such Bonds). In the case of these and/or certain other Bonds, the delivery of the Bonds may be delayed (“delayed delivery”) or may not occur. The effect of a Trust containing “delayed delivery” or “when issued” Bonds is that Holders who purchased their Units prior to the date such Bonds are actually delivered to the Trustee may have to make a downward adjustment in the tax basis of their Units. Such downward adjustment may be necessary to account for interest accruing on such “when issued” or “delayed delivery” Bonds during the time between the Holders purchase of Units and delivery of such Bonds to a Trust. Such adjustment has been taken into account in computing the Estimated Current Return and Estimated Long-Term Return set forth herein, which is slightly lower than Holders may receive after the first year. To the extent that the delivery of such Bonds is delayed beyond their respective expected delivery dates, the Estimated Current Return and Estimated Long-Term

Return for the first year may be lower than indicated in the “Summary of Essential Information” in Part A.

Redemption or Sale Prior to Maturity

Most of the Bonds in the Portfolio of a Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A call or redemption provision is more likely to be exercised when the offering price valuation of a bond is higher than its call or redemption price. Such price valuation is likely to be higher in periods of declining interest rates. The Bonds may also be subject to special or extraordinary call provisions. Certain of the Bonds may be sold or redeemed or otherwise mature. In such cases, the proceeds from such events will be distributed to Holders and will not be reinvested. Thus, no assurance can be given that a Trust will retain for any length of time its present size and composition. To the extent that a Bond was deposited in a Trust at a price higher than the price at which it is redeemable, or at a price higher than the price at which it is sold, a sale or redemption will result in a loss in the value of Units. Monthly distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to sold or redeemed bonds. The Estimated Current Return and Estimated Long-Term Return of the Units may be adversely affected by such sales or redemptions.

Market Discount

The Portfolio of the Trust may consist of some Bonds whose current market values were below face value on the Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest coupons of such Bonds are at lower rates than the current market interest rate for comparably rated Bonds. Bonds selling at market discounts tend to increase in market value as they approach maturity. A market discount tax-exempt Bond will have a larger portion of its total return in the form of taxable ordinary income (because market discount income is taxable ordinary income) and less in the form of tax-exempt income than a comparable Bond bearing interest at current market rates. See “Taxes” herein.

Failure of a Contract to Purchase Bonds

In the event that any contract for the purchase of any Bond fails, the Sponsor is authorized under the Trust Agreement to instruct the Trustee to acquire other securities (the “Replacement Bonds”) for inclusion in the Portfolio of the affected Trust. However, in order for the Trustee to acquire any Replacement Bonds, they must be deposited not later than the earlier of (i) the first monthly Distribution Date of the Trust or (ii) 90 days after such Trust was established. The cost and aggregate principal amount of a Replacement Bond may not exceed the cost and aggregate principal amount of the Bond which it replaces. In addition, a Replacement Bond must:

•	be a tax-exempt bond;

•	have a fixed maturity or disposition date comparable to the Bond it replaces;

•	be purchased at a price that results in a yield to maturity and in a current return which is approximately equivalent to the yield to maturity and current return of the Bond which it replaces;

•	be purchased within twenty days after delivery of notice of the failed contracts;

•	for an uninsured Trust, be rated in a category of A or better by a major rating organization; and

•	for an insured Trust, be rated AAA or its equivalent by a major rating organization.

Whenever a Replacement Bond has been acquired for a Trust, the Trustee shall, within five days thereafter, notify all Holders of such Trust of the acquisition of the Replacement Bond.

In the event that a contract to purchase any of the Bonds fails and Replacement Bonds are not acquired, the Trustee will, not later than the second monthly Distribution Date, distribute to Holders the funds attributable to the failed contract. The Sponsor will, in such a case, refund the sales charge applicable to the failed contract. If less than all the funds attributable to a failed contract are applied to purchase Replacement Bonds, the remaining moneys will be distributed to Holders not later than the second monthly Distribution Date. Moreover, the failed contract may reduce the Estimated Net Annual Income per Unit, and may lower the Estimated Current Return and Estimated Long-Term Return of the affected Trust.

Risks Inherent in an Investment in Different Types of Bonds

The Trust may contain or be concentrated in one or more of the classifications of Bonds referred to below. The two principal classifications of Bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The principal and interest on revenue bonds are payable from the income of specific projects or authorities, such as hospital facilities or transit authorities, and generally are not supported by the issuer’s taxing power. In addition, certain kinds of “private activity bonds” are issued by public authorities to provide funding for various privately operated industrial facilities (“industrial development revenue bonds”). A Trust is considered to be “concentrated” in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the Portfolio. An investment in Units of the Trust should be made with an understanding of the risks that these investments may entail, certain of which are described below.

General Obligation Bonds. Certain of the Bonds in the Portfolio may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities. To the extent that these obligations were valued at a premium when a Holder purchased Units, any prepayment at par would result in a loss of capital to the Holder and reduce the amount of income that would otherwise have been paid to Holders.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The Sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors, of which an investor should be aware, are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. The Portfolio of a Trust may contain Bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. The Trust may also include “moral obligation” bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

Refunded Bonds. Refunded Bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The Sponsor cannot predict what effect conditions may have on revenues which are dependent for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco Settlement Revenue Bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain Tobacco Settlement Revenue Bonds are issued with “turbo” redemption features. Under the turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. The Portfolio of a Trust may contain Bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. The Portfolio of a Trust may contain Bonds of issuers in the correctional facilities category. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

Puerto Rico Bonds. Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”). These Bonds will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures. Consequently, the economic slowdown in the United States in 2001 and 2002 and the subsequent recovery in 2003 and 2004, have also been reflected in the Puerto Rico economy. During fiscal year 2003 (July 2002 through June 2003), approximately 86% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 49% of Puerto Rico’s imports. In fiscal year 2003, Puerto Rico experienced a $21.4 billion positive merchandise trade balance.

Fiscal Year 2004. The Puerto Rico Planning Board’s (the “Planning Board’s”) preliminary reports of the performance of the Puerto Rico economy during fiscal year 2004 indicate that the economy registered an increase of 2.8% in real gross product. Gross product was $50.3 billion in fiscal year 2004 compared to $47.4 billion in fiscal year 2003. This represents an increase in nominal gross product of 6.1%. Aggregate personal income increased from $44.7 billion in fiscal year 2003 to $46.8 billion in fiscal year 2004, and personal income per capita increased from $11,566 in fiscal year 2003 to $12,031 in fiscal year 2004. According to the Department of Labor and Human Resources Household Employment Survey (the “Household Survey”), total monthly employment averaged 1,205,602 in fiscal year 2004 compared to 1,188,015 in fiscal year 2003, an increase of 1.5%. Concurrently, the unemployment rate decreased from 12.1% during fiscal year 2003 to 11.4% during fiscal year 2004.

Fiscal Year 2005. According to the Household Survey, total monthly seasonally adjusted employment for the first nine months of fiscal year 2005 averaged 1,233,100, an increase of 2.9% compared to 1,198,900 for the same period in fiscal year 2004. The seasonally adjusted unemployment rate for the first nine months of fiscal year 2005 was

10.8%, a decrease from 11.6% for the same period in fiscal year 2004. As in the past, the economy of Puerto Rico followed the performance of the United States economy. The Planning Board’s current real gross national product forecast for fiscal year 2005, released in February 2004, projected an increase of 2.3%. The Planning Board confirmed this projection in February 2005. The major short-term factors that could have an adverse effect on the economy of Puerto Rico include the persistent high level of oil prices, the upward turn of short-term interest rates, and the devaluation of the United States dollar, which affects the value of imports to Puerto Rico.

Fiscal Year 2006. The Planning Board’s current real gross national product forecast for fiscal year 2006, released in February 2005, projects an increase of 2.5%. The major short-term factors that could have an adverse effect on the economy include those presented for fiscal year 2005, and the possibility of a deceleration of public investment due to the Commonwealth’s fiscal difficulties, which could reduce activity in the construction sector. The continued upward trend of interest rates may also contribute to a possible slowing of economic activity in the construction sector. Although the current administration is working to maintain public investment, no assurance can be given that the Commonwealth will succeed in these efforts.

Ratings. On May 30, 2002, Standard & Poor’s lowered the Commonwealth’s debt rating from A to A-. Standard & Poor’s stated that the downgrade reflected five years of deficit operations and the use of deficit financing and back loading of debt to eliminate a large accumulated operating deficit. On May 24, 2005, Standard & Poor’s revised its rating from A- to BBB and reaffirmed its negative outlook on the Commonwealth’s outstanding debt.

The preceding discussion provides only a brief summary of economic factors that may affect the market values of Puerto Rico municipal obligations. There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the Trust or the ability of particular issuers to make timely payments of debt service on these obligations. The information provided in this section is largely based on information drawn from Official Statements relating to securities offerings of Puerto Rico municipal obligations as of the date of this Prospectus. The Sponsor has not independently verified the accuracy and completeness of the information contained in such Official Statements.

Insurance

All of the bonds in an insured Trust are, and certain bonds in an uninsured Trust (the “Insured Bonds”) may be, insured or guaranteed by American Capital Access Corporation (“ACA”), Ambac Assurance Corporation (“AMBAC”), Assured Guaranty Corporation (“AGC”), CIFG Group (“CIFG”), Financial Guaranty Insurance Company (“FGIC”), Financial Security Assurance Inc. (“FSA”), MBIA Insurance Corporation (“MBIA”), Radian Asset Assurance Inc. (“Radian”) or XL Capital Assurance Inc. (“XLCA”) (collectively, the “Insurance Companies”). Insurance policies generally make payments only according to a bond’s original payment schedule and do not make early payments when a bond defaults or becomes taxable. Although the federal government does not regulate the insurance business, various state laws and federal initiatives and tax law changes could significantly affect the insurance business. The claims-paying ability of each of these companies, unless otherwise indicated, is rated AAA by Standard & Poor’s or another acceptable national rating service. Standard & Poor’s has assigned an A claims-paying ability to ACA and an AA claims-paying ability to Radian. All of the bonds in an insured Trust will be insured or guaranteed by a AAA-rated insurer as of the Date of Deposit. The ratings are subject to change at any time at the discretion of the rating agencies.

The cost of this insurance is borne either by the issuers or previous owners of the bonds. The Sponsor does not insure the bonds in conjunction with their deposit in a Trust and makes no representations with regard to the adequacy of the insurance covering any of the Insured Bonds. The insurance policies are non- cancellable and will continue in force so long as the bonds are outstanding and the insurers remain in business. The insurance policies guarantee the timely payment of principal and interest on the Insured Bonds. However, the insurance policies do not guarantee the market value of the Insured Bonds or the value of the Units. The above information relating to the Insurance Companies has been obtained from publicly available information. No representation is made as to the accuracy or adequacy of the information or as to the absence of material adverse changes since the information was made available to the public.

Litigation and Legislation

To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in the Trust. In this regard, current regulations issued by the Internal Revenue Service require reporting that would be extremely difficult for the Trustee to properly comply with. If the Sponsor or the Trustee determine that compliance with the currently adopted Internal Revenue Service regulations requires this onerous tax reporting, the Trust may be terminated and liquidated prior to the Mandatory Termination Date set forth under “Summary of Essential Information.” In such case, the bonds will be sold or redeemed prior to their stated maturity, and the proceeds from such events will be distributed to Holders who may not be able to reinvest the money they receive at as high a yield or as long a maturity. Such regulations would currently go into effect in calendar year 2011. See “Termination” herein. Furthermore, litigation challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that the Bond has been validly issued and that the interest thereon is exempt from regular federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.

Tax Exemption

From time to time Congress considers proposals to tax the interest on state and local obligations, such as the Bonds. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could adversely affect an investment in Units. See “Taxes” herein for a more detailed discussion concerning the tax consequences of an investment in Units. Holders are urged to consult their own tax advisers.

TAXES

This is a general discussion of some of the income tax consequences of the ownership of the Units. It applies only to investors who hold the Units as capital assets. It does not discuss rules that apply to investors subject to special tax treatment, such as securities dealers, financial institutions, insurance companies, tax-exempt organizations or anyone who holds the Units as part of a hedge or straddle.

The Bonds

In the opinions of bond counsel delivered on the dates the Bonds were issued (or in opinions to be delivered, in the case of when issued Bonds), the interest on the Bonds is excludable from gross income for regular federal income tax purposes under the law in effect at that time (except in certain circumstances because of the identity of the holder). However, interest on the Bonds may be subject to state and local taxes. The Sponsor and Paul, Hastings, Janofsky & Walker LLP have not made and will not make any review of the procedures for the issuance of the Bonds or the basis for these opinions.

In the opinions of bond counsel referred to above, none of the interest received on the Bonds at the time of issuance is subject to the alternative minimum tax for individuals. However, the interest is includible in the calculation of a corporation’s alternative minimum tax.

In the case of certain Bonds, the opinions of bond counsel indicate that interest received by a substantial user of the facilities financed with proceeds of the Bonds, or persons related thereto, will not be exempt from regular federal income tax, although interest on those Bonds received by others generally would be exempt. The term substantial user includes only a person whose gross revenue derived with respect to the facilities financed by the issuance of the Bonds is more than 5% of the total revenue derived by all users of those facilities, or who occupies more than 5% of the usable areas of those facilities or for whom those facilities or a part thereof were specifically constructed, reconstructed or acquired. Related persons are defined to include certain related natural persons, affiliated corporations, partners and partnerships. Similar rules may be applicable for state tax purposes.

The opinions of bond counsel are limited to the law existing at the time the Bonds were issued, and may not apply to the extent that future changes in law, regulations or interpretations affect such Bonds. Interest on some or all of the Bonds may become subject to regular federal income tax, perhaps retroactively to their dates of issuance, as a result of possible changes in federal law or as a result of the failure of issuers (or other users of the proceeds of the bonds) to comply with certain ongoing requirements. Failure to meet these requirements could cause the interest on the Bonds to become taxable, thereby reducing the value of the Bonds, subjecting holders of the Bonds to unanticipated tax liabilities and possibly requiring the Trustee to sell the Bonds at reduced values.

The Sponsor and Paul, Hastings, Janofsky & Walker LLP have not made any investigation as to the current or future owners or users of the facilities financed by the Bonds, the amount of such persons’ outstanding tax-exempt private activity bonds, or the facilities themselves, and it is not possible to give any assurance that future events will not affect the tax-exempt status of the Bonds.

From time to time Congress considers proposals to tax the interest on state and local obligations such as the Bonds and it can be expected that similar proposals, including proposals for a flat tax or consumption tax, may be introduced in the future. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted, could adversely affect an investment in Units. The decision does not, however, affect the current exemption from taxation of the interest earned on the Bonds in the Trust.

Legislation passed in 2003 instituted lower personal income and capital gain tax rates under federal law. Under lower personal income tax rates on interest income, the benefit of the tax-exempt status of the Bonds held by the Trusts is relatively less than the benefit that would exist under higher tax rates. Investors should be aware of this change in tax rates given that the interest rates on the Bonds generally are lower than the pre-tax interest rates on similar taxable bonds.

Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.

The Trust

In the opinion of Paul, Hastings, Janofsky & Walker LLP, special counsel for the Sponsor, under existing law as of the date of this Prospectus:

The Trusts are not associations taxable as corporations for federal income tax purposes, and the interest on the Bonds that is excludable from federal gross income when received by the Trusts will be excludable from the federal gross income of the Holders. Any proceeds paid under the insurance policies described above issued to the Trusts with respect to the Bonds and any proceeds paid under individual policies obtained by issuers of Bonds or other parties that represent maturing interest on defaulted obligations held by the Trusts will be excludable from federal gross income to the same extent as such interest would have been excludable if paid in the normal course by the issuer of the defaulted obligations.

Each Holder will be considered the owner of a pro rata portion of the Bonds and any other assets held in the Trust under the grantor trust rules of the Code. Each Holder will be considered to have received its pro rata share of income from Bonds held by the Trust on receipt by the Trust (or earlier accrual, depending on the Holder’s method of accounting and depending on the existence of any original issue discount on the Bonds), and each Holder will have a taxable event when an underlying Bond is disposed of (whether by sale, redemption, or payment at maturity) or when the Holder sells, exchanges or redeems its Units.

The opinion of Paul, Hastings, Janofsky & Walker LLP, which is set forth above, as to the tax status of the Trusts is not affected by the provision of the Trust Agreement that authorizes the acquisition of Replacement Bonds or by the implementation of the option automatically to reinvest principal and interest distributions from the Trusts pursuant to the Reinvestment Programs, described under “Reinvestment Programs” in this Part B. However, reinvestment does not avoid a taxable event that otherwise occurs.

Other Tax Issues

The Trust may contain Bonds issued with original issue discount. Holders are required to accrue tax-exempt original issue discount by using the constant interest method provided for the holders of taxable obligations and to increase the basis of a tax-exempt obligation by the amount of any accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982, and acquired after March 1, 1984. The Trust’s tax basis (and the Holder’s tax basis) in a Bond is increased by any tax-exempt accrued original issue discount. For Bonds issued after June 9, 1980, that are redeemed prior to maturity, the difference between the Trust’s basis, as adjusted, and the amount received will be taxable gain or loss to the Holders.

Holders should consult their own tax advisors with respect to the state and local tax consequences of owning original issue discount bonds. It is possible that in determining state and local taxes, interest on tax-exempt bonds issued with original issue discount may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

The total cost of a Unit to a Holder, including sales charge, is allocated among the Bonds held in the Trust (in proportion to the values of each Bond) in order to determine the Holder’s per Unit tax basis for each Bond. The tax basis reduction requirements of the Code relating to amortization of bond premium discussed below will apply separately to the per Unit cost of each such Bond.

A Holder will be considered to have purchased its pro rata interest in a Bond at a premium when it acquires a Unit if its tax cost for its pro rata interest in the Bond exceeds its pro rata interest in the Bond’s face amount (or the issue price plus accrued original issue discount of an original issue discount bond). The Holder will be required to amortize any premium over the period remaining before the maturity or call date of the Bond. Amortization of premium on a Bond will reduce a Holder’s tax basis for its pro rata interest in the Bond, but will not result in any deduction from the Holder’s income. Thus, for example, a Holder who purchases a Unit at a price that results in a Bond premium and resells it at the same price will recognize taxable gain equal to the portion of the premium that was amortized during the period the Holder is considered to have held such interest.

Bond premium must be amortized under the method the Holder regularly employs for amortizing bond premium (assuming such method is reasonable). With respect to a callable bond, the premium must be computed with respect to the call price and be amortized to the first call date (and successively to later call dates based on the call prices for those dates).

Gain or loss realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit is includible in gross income for federal, state and local income tax purposes. That gain or loss will be capital gain or loss, assuming that the Unit is held as a capital asset, except for any accrued interest, accrued original issue discount or accrued market discount. When a Bond is sold by the Trust, taxable gain or loss will be realized by the Holder equal the difference between (i) the amount received (excluding the portion representing accrued interest) and (ii) the adjusted basis (including any accrued original issue discount). Taxable gain or loss will also result if a Unit is sold or redeemed for an amount different from its adjusted basis to the Holder. The amount received when a Unit is sold or redeemed is allocated among all the Bonds in the Trust in the same manner if the Trust had disposed of the Bonds, and the Holder may exclude accrued interest, including any accrued original issue discount, but not amounts attributable to market discount. The return of a Holder’s tax basis is otherwise a tax-free return of capital.

A Holder may acquire its Units or the Trust may acquire Bonds at a price that represents a market discount for the Bonds. Bonds purchased at a market discount tend to increase in market value as they approach maturity, when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. Gain on the disposition of a Bond purchased at a market discount generally will be treated as taxable ordinary income, rather than capital gain, to the extent of any accrued market discount.

Long-term capital gains realized by non-corporate Holders (with respect to Units and Bonds held for more than one year) will be taxed at a maximum federal income tax rate of 15% (5% if the non-corporate Holder is, and would be after accounting for such gains, eligible for the 10% or 15% tax bracket for ordinary income), while ordinary income and short-term capital gains received by non-corporate Holders will be taxed at a maximum federal income tax rate of 35%. The deductibility of capital losses is limited to the amount of capital gain; in addition, up to $3,000 of capital losses of noncorporate Holders ($1,500 in the case of married individuals filing separate returns) may be deducted against ordinary income. Since the proceeds from the sale of Bonds, under certain circumstances, may not be distributed pro-rata, a Holder’s taxable income or gain for any year may exceed its actual cash distributions in that year.

Among other things, the Code provides for the following: (1) interest on certain private activity bonds is an item of tax preference included in the calculation of alternative minimum tax, however, bond counsel has opined that none of the Bonds in the Trust are covered by this provision; (2) 75% of the amount by which adjusted current earnings (including interest on all tax-exempt bonds) exceed alternative minimum taxable income, as modified for this calculation, will be included in corporate alternative minimum taxable income; (3) subject to certain exceptions, no financial institution is allowed a deduction for interest expense allocable to tax-exempt interest on bonds acquired after August 7, 1986; (4) the amount of the deduction allowed to property and casualty insurance companies for underwriting loss is decreased by an amount determined with regard to tax-exempt interest income and the deductible portion of dividends received by such companies; (5) an issuer must meet certain requirements on a continuing basis in order for interest on a bond to be tax-exempt, with failure to meet such requirements resulting in the loss of tax exemption; and (6) the branch profits tax on U.S. branches of foreign corporations may have the effect of taxing a U.S. branch of a foreign corporation on the interest on bonds otherwise exempt from tax.

The Code provides that a portion of social security benefits is includible in taxable income for taxpayers whose “modified adjusted gross income” combined with a portion of their social security benefits exceeds a base amount. The base amount is $32,000 for a married couple filing a joint return, zero for married persons filing separate returns and not living apart at all times during the year, and $25,000 for all others. Interest on tax-exempt bonds is added to adjusted gross income for purposes of determining whether an individual’s income exceeds this base amount.

Certain S corporations, with accumulated earnings and profits from years in which they were subject to regular corporate tax, may be subject to tax on tax-exempt interest.

If borrowed funds are used by a Holder to purchase or carry Units of the Trust, interest on such indebtedness will not be deductible for federal income tax purposes. Fees and expenses of the Trust will also not be deductible. Under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules are applicable for purposes of state and local taxation.

After the end of each calendar year, the Trustee will furnish to each Holder an annual statement containing information relating to the interest received by the Trust on the Bonds, the gross proceeds received by the Trust from the disposition of any Bond (resulting from redemption or payment at maturity of any Bond or the sale by the Trust of any Bond), and the fees and expenses paid by the Trust. The Trustee will also furnish annual information returns to each Holder and to the Internal Revenue Service. Holders are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year.

EXPENSES AND CHARGES

Initial Expenses

Investors will reimburse the Sponsor on a per Unit basis, all or a portion of the estimated costs incurred in organizing each Trust including the cost of the initial preparation of documents relating to a Trust, federal and state registration fees, the initial fees and expenses of the Trustee, legal expenses, accounting costs and any other out-of-pocket expenses. The estimated organization costs will be paid to the Sponsor from the assets of a Trust as of the close of the initial public offering period. To the extent that actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of a Trust. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor. Any balance of the costs incurred in establishing a Trust, as well as advertising and selling expenses and other out-of-pocket expenses will be paid at no cost to the Trusts.

Fees

The Trustee’s, Evaluator’s and Sponsor’s fees are set forth under the Summary of Essential Information. The Trustee receives for its services as Trustee payable in monthly installments, the amount set forth under Summary of Essential Information. The Trustee’s fee is based on the principal amount of Bonds contained in the Trust during the preceding month. The Trustee also receives benefits to the extent that it holds funds on deposit in the various non-interest bearing accounts created under the Indenture.

The Evaluator’s fee, which is earned for Bond evaluations, is received for each evaluation of the Bonds in a Trust as set forth under Summary of Essential Information.

The Sponsor’s fee, which is earned for trust supervisory services, is based on the greatest principal amount of Bonds in a Trust at any time during the period for which such compensation is being computed. The Sponsor’s fee, which is not to exceed the maximum amount set forth under Summary of Essential Information, may exceed the actual costs of providing supervisory services for the Trust. However, at no time will the total amount the Sponsor receives for trust supervisory services rendered to all series of Tax Exempt Securities Trusts in any calendar year exceed the aggregate cost to it of supplying these services in that year. In addition, the Sponsor may also be reimbursed for bookkeeping or other administrative services provided to the Trust in amounts not exceeding its cost of providing those services.

The fees of the Trustee, Evaluator and Sponsor may be increased without approval of Holders in proportion to increases under the classification “All Services Less Rent of Shelter” in the Consumer Price Index for All Urban Consumers published by the United States Department of Labor.

Other Charges

The following additional charges are or may be incurred by a Trust: all expenses of the Trustee (including fees and expenses of counsel and auditors) incurred in connection with its activities under the Trust Agreement, including reports and communications to Holders; expenses and costs of any action undertaken by the Trustee to protect a Trust and the rights and interests of the Holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a Trust.

To the extent lawful, the Trust will also pay expenses associated with updating the Trusts’ registration statements and maintaining registration or qualification of the Units and/or a Trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust’s sponsor. Any payments received by the Sponsor reimbursing it for payments made to update the Trusts’ registration statements will not exceed the costs incurred by the Sponsor.

The Trusts shall further incur expenses associated with all taxes and other governmental charges imposed upon the Bonds or any part of a Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee’s fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Bonds in order to make funds available to pay all expenses. All direct distribution expenses of the Trusts (including the costs of maintaining the secondary market for the Trusts), such as printing and distributing prospectuses, and preparing, printing and distributing any advertisements or sales literature, will be paid at no cost to the Trusts.

PUBLIC OFFERING

Offering Price

During the initial public offering period, the Public Offering Price of the Units is determined by adding to the Evaluator’s determination of the aggregate offering price of the Bonds per Unit a sales charge equal to a percentage of the Public Offering Price of the Units, as set forth in the table below. In addition, during the initial public offering period a portion of the Public Offering Price per Unit also consists of cash in an amount sufficient to pay the per Unit portion of all or a part of the cost incurred in organizing and offering a Trust. After the initial public offering period, the Public Offering Price of the Units of a Trust will be determined by adding to the Evaluator’s determination of the aggregate bid price of the Bonds per Unit a sales charge equal to a percentage of the Public Offering Price of the Units, as set forth in the table below. A proportionate share of accrued and undistributed interest on the Bonds in a Trust at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.

The sales charge during and after the initial public offering period and the dealer concession during the initial public offering period only for the trusts will be reduced as follows:

Units Purchased†	Percent of Public Offering Price	Percent of Net Amount Invested	Dealer Concession
1-99	4.70%	4.932%	$33.00
100-249	3.90%	4.058%	$30.00
250-499	3.00%	3.093%	$20.00
500-999	2.00%	2.041%	$15.00
1,000 or more	1.50%	1.523%	$12.00

For purposes of calculating the reduced sales charge for quantity purchases in the tables above, purchasers of units of any series of Tax Exempt Securities Trust in the primary offering period may aggregate all such purchases made on a single trade date. For example, a purchaser who on the same date buys 200 units of the National Trust and 200 units of the Maryland Trust, each in the primary offering period, would be entitled to a sales charge of 3.00% of the Public Offering Price per Unit.

The holders of units of any unit investment trust (the “Exchangeable Series”) may exchange units of the Exchangeable Series for Units of a Trust of this Series at their relative net asset values, subject to a fixed sales charge of 2.00% of the Public Offering Price per Unit for a National or State Trust (1.50% of the Public Offering Price per Unit for exchanges of 1,000 or more Units). See “Exchange Option” herein.

The Sponsor may at any time change the amount by which the sales charge is reduced, or discontinue the discount completely.

Employees of the Sponsor and its subsidiaries, affiliates and employee-related accounts may purchase Units at a Public Offering Price equal to the Evaluator’s determination of the aggregate offering price of the Bonds per Unit plus a sales charge of .65%. In addition, during the initial public offering period a portion of the Public Offering Price per Unit also consists of cash in an amount sufficient to pay the per Unit portion of all or a part of the cost incurred in organizing and offering a Trust. After the initial public offering period such purchases may be made at a Public Offering Price equal to the Evaluator’s determination of the aggregate bid price of the Bonds per Unit plus a sales charge of .65%. Sales through such plans to employees of the Sponsor result in less selling effort and selling expenses than sales to the general public. Participants in the Smith Barney Asset OneSM Program and in the Reinvestment Program of any series of the Trust may purchase Units at a Public Offering Price equal to the Evaluator’s

†	The reduced sales charge is also applied on a dollar basis utilizing a breakpoint equivalent in the above table of $1,000 for one Unit, etc. Units held in the name of the spouse or child under the age of 21 of the purchaser are deemed to be registered in the name of the purchaser for purposes of calculating the applicable sales charge.

determination of the aggregate offering price of the Bonds (plus cash held by the Trust for organization and offering costs) per Unit during the initial offering period and after the initial offering period at a Public Offering Price equal to the Evaluator’s determination of the aggregate bid price of the Bonds per Unit. Participants in the Smith Barney Asset OneSM Program are subject to certain fees for specified securities brokerage and execution services.

Method of Evaluation

During the initial public offering period, the aggregate offering price of the Bonds is determined by the Evaluator (1) on the basis of current offering prices for Bonds, (2) if offering prices are not available for any Bonds, on the basis of current offering prices for comparable securities, (3) by appraisal, or (4) by any combination of the above. Such determinations are made each business day as of the Evaluation Time set forth in the Summary of Essential Information. Following the initial public offering period, the aggregate bid price of the Bonds will be determined by the Evaluator (1) on the basis of the current bid prices for the Bonds, (2) if bid prices are not available for any Bonds, on the basis of current bid prices of comparable securities, (3) by appraisal, or (4) by any combination of the above. Such determinations will be made each business day as of the Evaluation Time set forth in the Summary of Essential Information. The term “business day,” as used herein shall exclude Saturdays, Sundays and any day on which the New York Stock Exchange is closed. The difference between the bid and offering prices of the Bonds may be expected to average approximately 1½% of principal amount of the Bonds. In the case of actively traded securities, the difference may be as little as ½ of 1%, and in the case of inactively traded securities such difference will usually not exceed 3%. On the Date of Deposit for each Trust the aggregate current offering price of such Bonds per Unit exceeded the bid price of such Bonds per Unit by the amounts set forth under Summary of Essential Information.

Distribution of Units

During the initial public offering period Units of a Trust will be distributed to the public at the Public Offering Price through the Underwriters and dealers. The initial public offering period is 30 days unless all Units of a Trust are sold prior thereto, in which case the initial public offering period terminates with the sale of all Units. So long as all Units initially offered have not been sold, the Sponsor may extend the initial public offering period for up to four additional successive 30-day periods. Upon completion of the initial public offering, Units which remain unsold or which may be acquired in the secondary market may be offered by this Prospectus at the Public Offering Price determined in the manner provided for secondary market sales.

It is the Sponsor’s intention to qualify Units of a Trust for sale through the Underwriters and dealers who are members of the NASD. Units of a State Trust will be offered for sale in the state for which the Trust is named. The Sponsor also may qualify Units of a State Trust for sale in other states. Units will initially be sold to dealers at prices which represent a concession equal to the amount designated in the tables under “Public Offering—Offering Price.” However, the concessions during the initial offering period for dealers affiliated with the Sponsor with respect to any series of National or State Trusts or any series of Intermediate Term Trusts, are as follows:

Units Purchased†	Affiliated Dealer Concession for National or State Trusts	Affiliated Dealer Concession for Intermediate Term Trusts
1-99	$40.00	$30.00
100-249	$33.00	$25.00
250-499	$25.00	$20.00
500-999	$16.00	$14.00
1,000 or more	$12.00	$10.00

After the initial offering period the dealer concession and affiliated dealer concession with

†	The concessions are also applied on a dollar basis utilizing a breakpoint equivalent in the above table of $1,000 for one Unit, etc.

respect to any series of National or State Trusts or any series of Intermediate Term Trusts, are as follows:

Units Purchased†	National or State Trusts	Intermediate Term Trusts
1-99	4.00%	3.00%
100-249	3.30%	2.50%
250-499	2.50%	2.00%
500-999	1.60%	1.40%
1,000 or more	1.20%	1.00%

The Sponsor reserves the right to change the amount of the concession to dealers from time to time and to vary the amount of the concession to affiliated dealers.

Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. A purchaser does not become a Holder or become entitled to exercise the rights of a Holder (including the right to redeem his Units) until he has paid for his Units. Generally, such payment must be made within five business days after an order for the purchase of Units has been placed. The price paid by a Holder is the Public Offering Price in effect at the time his order is received, plus accrued interest. This price may be different from the Public Offering Price in effect on any other day, including the day on which he made payment for the Units.

The Sponsor may make payments for distribution and/or Holder servicing activities out of its past profits and other available sources. The Sponsor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the Sponsor and may be substantial. Affiliates of the Sponsor may make similar payments under similar arrangements. These payments will not change the price that purchasers pay for Units of a Trust.

Market for Units

While the Sponsor is not obligated to do so, its intention is to maintain a market for the Units of a Trust and to continuously offer to purchase such Units at prices based upon the aggregate bid price of the underlying Bonds. The Sponsor may cease to maintain such a market at any time and from time to time without notice if the supply of Units of a Trust of this Series exceeds demand or for any other reason. In this event the Sponsor may nonetheless purchase Units at prices based on the current Redemption Price of those Units. In the event that a market is not maintained for the Units of a Trust, a Holder desiring to dispose of its Units may be able to do so by tendering such Units to the Trustee for redemption at the Redemption Price.

Exchange Option

Holders may exchange their Units of this Series for Units of any series of Tax Exempt Securities Trust (the “Exchange Trust”) available for sale in the state in which the Holder resides. Such exchange will be at a Public Offering Price for the Units of the Exchange Trust to be acquired based on a fixed sales charge of 2.00% of the Public Offering Price per Unit for a National or State Trust (1.50% of the Public Offering Price per Unit for exchanges of 1,000 or more Units). The terms of the Exchange Option will also apply to Holders who wish to exchange Units of an Exchangeable Series for Units of a Trust of this Series. The Sponsor reserves the right to modify, suspend or terminate this plan at any time without further notice to Holders. Therefore, there is no assurance that the Exchange Option will be available to a Holder. Exchanges will be effected in whole units only. If the proceeds from the Units being surrendered are less than the cost of a whole number of Units being acquired, the exchanging Holder will be permitted to add cash in an amount to round up to the next highest number of whole Units.

An exchange of Units pursuant to the Exchange Option for units of an Exchange Trust, or Units of an

†	The concessions are also applied on a dollar basis utilizing a breakpoint equivalent in the above table of $1,000 for one Unit, etc.

Exchangeable Series for Units of a Trust, will generally constitute a taxable event under the Code, i.e., a Holder will recognize a gain or loss at the time of exchange. However, an exchange of Units of this Trust for Units of any other series of the Tax Exempt Securities Trust, or Units of an Exchangeable Series for Units of a Trust of this Series, which are grantor trusts for U.S. federal income tax purposes, will not constitute a taxable event to the extent that the underlying securities in each trust do not differ either in kind or in extent. Holders are urged to consult their own tax advisors as to the tax consequences to them of exchanging Units in particular cases.

Units of the Exchange Trust or a Trust of this Series will be sold under the Exchange Option at the bid prices (for trusts being offered in the secondary market) and offer prices (for trusts being offered in the primary market) of the underlying securities in the particular portfolio involved per Unit plus a fixed sales charge as previously described herein. Sales to dealers will be made at prices which represent a concession. The amount of the concession will be established at the time of sale by the Sponsor. As an example, assume that a Holder, who has three Units of a National or State Trust with a current price of $1,020 per Unit based on the bid prices of the underlying securities, desires to exchange his Units for Units of a series of an Exchange Trust with a current price of $880 per Unit based on the bid prices of the underlying securities. In this example, the proceeds from the Holder’s Units will aggregate $3,060. Since only whole Units of an Exchange Trust or a Trust of this Series may be purchased under the Exchange Option, the Holder would be able to acquire three Units in the Exchange Trust for a total cost of $2,692.80 ($2,640 for the Units and $52.80 for the sales charge) and would receive the remainder of his proceeds ($367.20) in cash. The Holder, at his option, could also decide to add $530.40 ($512.80 for the Unit and $17.60 for the sales charge) to the remaining cash balance and purchase another Unit of the Exchange Trust as explained in the first paragraph of this section.

Reinvestment Programs

Distributions of interest and/or principal are made to Holders monthly. The Holder has the option of either receiving a monthly income check from the Trustee or participating in one of the reinvestment programs offered by the Sponsor provided such Holder meets the minimum qualifications of the reinvestment program and such program lawfully qualifies for sale in the jurisdiction in which the Holder resides. Upon enrollment in a reinvestment program, the Trustee will direct monthly interest distributions and principal distributions to the reinvestment program selected by the Holder. Since the Sponsor has arranged for different reinvestment alternatives Holders should contact the Sponsor for more complete information, including charges and expenses. The appropriate prospectus will be sent to the Holder. The Holder should read the prospectus for a reinvestment program carefully before deciding to participate. Participation in the reinvestment program will apply to all Units of a Trust owned by a Holder and may be terminated at any time by the Holder. The program may also be modified or terminated by the Trustee or the program’s sponsor.

Sponsor’s and Underwriters’ Profits

The Underwriters receive a commission based on the sales charge of a particular Trust as adjusted pursuant to the agreement among Underwriters. The Sponsor receives a gross commission equal to the applicable sales charge for any Units they have underwritten, and receive the difference between the applicable sales charge and the Underwriter’s commission for the remainder of the Units. In addition, the Sponsor may realize profits or sustain losses in the amount of any difference between the cost of the Bonds to a Trust and the purchase price of such Bonds to the Sponsor. Under certain circumstances, an Underwriter may be entitled to share in such profits, if any, realized by the Sponsor. The Sponsor may also realize profits or sustain losses with respect to Bonds deposited in a Trust which were acquired from its own organization or from underwriting syndicates of which it was a member. During the initial public offering period the Underwriters also may realize profits or sustain losses as a result of fluctuations after the Date of Deposit in the offering prices of the Bonds and hence in the Public Offering Price received by the Underwriters for Units. Cash made available to the Sponsor prior to the anticipated first settlement date for the purchase of Units may be used in the Sponsor’s businesses to the extent permitted by applicable regulations. An Underwriter may also receive brokerage commissions from a Trust in connection with the sale of Bonds in accordance with applicable law.

In maintaining a market for the Units the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which they buy such Units and the price at which they resell or redeem such Units.

An Underwriter may receive a concession for selling additional Units of any National or State Trust offered by this Prospectus after the initial underwriting. As shown in the table below, the amount of the concession will vary depending upon the aggregate number of Units originally underwritten by the Underwriter, as indicated on the Underwriting page in Part A, and whether the Underwriter had previously underwritten Units of the particular National or State Trust in the initial underwriting:

Aggregate Amount of Units Originally Underwritten†	Concession for Selling Additional Units of a Trust Previously Underwritten	Concession for Selling Additional Units of a Trust Not Previously Underwritten
100-249	$38.00	$35.00
250-499	$40.00	$36.00
500-749	$40.00	$37.00
750-999	$40.00	$38.00
1,000 or more	$40.00	$40.00

RIGHTS OF HOLDERS

Certificates

Ownership of Units may be evidenced by registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer.

Certificates may be issued in denominations of one Unit or any multiple thereof. A Holder may be required to pay $2.00 per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

Distribution of Interest and Principal

Interest and principal received by a Trust will be distributed on each monthly Distribution Date on a pro rata basis to Holders of record in such Trust as of the preceding Record Date. All distributions will be net of applicable expenses and funds required for the redemption of Units and, if applicable, reimbursements to the Trustee for interest payments advanced to Holders on previous Distribution Dates.

The Trustee will credit to the Interest Account of a Trust all interest received by such Trust, including that part of the proceeds of any disposition of Bonds of such Trust which represents accrued interest. Other receipts will be credited to the Principal Account of a Trust. The pro rata share of the Interest Account and the pro rata share of cash in the Principal Account represented by each Unit of a Trust will be computed by the Trustee each month as of the Record Date. Proceeds received from the disposition of any of the

†	The concessions are also applied on a dollar basis utilizing a breakpoint equivalent in the above table of $1,000 for one Unit, etc.

Bonds subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account and will not be distributed until the following Distribution Date. The distribution to the Holders as of each Record Date will be made on the following Distribution Date or shortly thereafter. Such distributions shall consist of an amount substantially equal to one-twelfth of such Holders’ pro rata share of the estimated annual income to the Interest Account after deducting estimated expenses (the “Monthly Income Distribution”) plus such Holders’ pro rata share of the cash balance in the Principal Account computed as of the close of business on the preceding Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $5.00 per Unit. The Monthly Income Distribution per Unit initially will be in the amount shown under Summary of Essential Information for a Trust. The Monthly Income Distribution will change as the income and expenses of such Trust change and as Bonds are exchanged, redeemed, paid or sold.

Normally, interest on the Bonds is paid on a semi-annual basis. Because Bond interest is not received by a Trust at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the amount credited to the Interest Account as of the Record Date. In order to eliminate fluctuations in Monthly Income Distributions resulting from such variances, the Trustee is required by the Trust Agreement to advance such amounts as may be necessary to provide Monthly Income Distributions of approximately equal amounts. The Trustee will then be reimbursed, without interest, for any such advances from funds available from the Interest Account on the next ensuing Record Date. If all or a portion of the Bonds for which advances have been made subsequently fail to pay interest when due, the Trustee may recoup such advances by reducing the amount distributed per Unit in one or more Monthly Income Distributions. If Units are redeemed subsequent to such advances by the Trustee, each remaining Holder will be subject to a greater pro rata reduction in his Monthly Income Distribution. To the extent it is unable to recoup advances from the Interest Account, the Trustee is also entitled to withdraw from the Principal Account. Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to Holders and are available for use by The Bank of New York pursuant to normal banking procedures. The Trustee is entitled to the benefit of any reasonable cash balances in the Income and Principal Accounts. Because of the varying interest payment dates of the Bonds, accrued interest may at any point in time be greater than the amount of interest distributed to Holders. This excess accrued but undistributed interest amount will be added to the value of the Units on any purchase made after the Date of Deposit. If a Holder sells all or a portion of his Units, a portion of his sale proceeds will be allocable to his proportionate share of the accrued interest. Similarly, if a Holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include his accrued interest on the Bonds.

As of the first day of each month the Trustee will deduct from the Interest Account of a Trust amounts necessary to pay the expenses of such Trust. To the extent there are not sufficient funds in the Interest Account to pay Trust expenses, the Trustee is also entitled to withdraw from the Principal Account. The Trustee also may withdraw from the accounts such amounts it deems necessary to establish a reserve for any governmental charges payable out of a Trust. Amounts so withdrawn shall not be considered a part of the Trust’s assets until such time as the Trustee returns any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal

Account such amounts as may be necessary to cover redemption of Units by the Trustee.

The Trustee has agreed to advance to a Trust the amount of accrued interest due on the Bonds from their respective issue dates or previous interest payment dates through the Date of Deposit. This accrued interest amount will be paid to the Sponsor as the holder of record of all Units on the first settlement date for the Units. Consequently, when the Sponsor sells Units of a Trust, the amount of accrued interest to be added to the Public Offering Price of the Units purchased by an investor will include only accrued interest from the day after the Date of Deposit through the date of settlement of the investor’s purchase (normally three business days after purchase), less any distributions from the Interest Account. The Trustee will recover its advances to a Trust (without interest or other cost to such Trust) from interest received on the Bonds deposited in such Trust.

Reports and Records

The Trustee shall furnish Holders in connection with each distribution a statement of the amount of interest and the amount of other receipts which are being distributed, expressed in each case as a dollar amount per Unit. In the event that the issuer of any of the Bonds fails to make payment when due of any interest or principal and such failure results in a change in the amount which would otherwise be distributed as a monthly distribution, the Trustee will, with the first such distribution following such failure, set forth in an accompanying statement, the issuer and the Bond, the amount of the reduction in the distribution per Unit resulting from such failure, the percentage of the aggregate principal amount of Bonds which such Bond represents and information regarding any disposition or legal action with respect to such Bond. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Holder of record, a statement (1) as to the Interest Account: interest received, deductions for payment of applicable taxes and for fees and expenses of a Trust, redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing interest), deductions for payments of applicable taxes and for fees and expenses of a Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account.

The Trustee shall keep available for inspection by Holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Holders, certificates issued or held, a current list of Bonds in the Portfolio of a Trust and a copy of the Trust Agreement.

Redemption of Units

Units may be tendered to the Trustee for redemption at its offices at 101 Barclay Street, New York, New York 10286, upon payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

Certificates for Units to be redeemed must be properly endorsed or accompanied by a written instrument of transfer. Holders must sign exactly as their name appears on the face of the certificate with the signature guaranteed by an officer of a national bank or trust company or by a member of either the New York, Midwest or Pacific Stock Exchange. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

Within seven calendar days following such tender, the Holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit. The “date of tender” is deemed to be the date on which Units are received by the Trustee, except as regards Units received after the close of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading.

Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for redemption. Such sales could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds are sold, the size and diversity of a Trust will be reduced.

The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

Computation of Redemption Price per Unit

The Redemption Price per Unit of a Trust is determined by the Trustee on the basis of the bid prices of the Bonds in such Trust as of the Evaluation Time on the date any such determination is made. The Redemption Price per Unit of a Trust is each Unit’s pro rata share, determined by the Trustee, of: (1) the aggregate value of the Bonds in such Trust on the bid side of the market (determined by the Evaluator as set forth below), (2) cash on hand in such Trust (other than funds covering contracts to purchase Bonds), and accrued and unpaid interest on the Bonds as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of such Trust, (b) the accrued expenses of such Trust, and (c) cash held for distribution to Holders of such Trust of record as of a date prior to the evaluation. As of the close of the initial public offering period the Redemption Price per Unit will be reduced to reflect the organization costs per Unit of a Trust. To the extent that actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of a Trust.

Purchase by the Sponsor of Units Tendered for Redemption

The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor maintains a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee. Such a purchase by the Sponsor will be at the price so bid by making payment to the Holder in an amount not less than the Redemption Price and not later than the day on which the Units would otherwise have been redeemed by the Trustee.

The offering price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus. Any profit resulting from the resale of such Units will belong to the Sponsor. The Sponsor likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units.

SPONSOR

Citigroup Global Markets Inc. (“Citigroup Global Markets”), a New York corporation, was originally incorporated in Delaware in 1960 and traces its history through predecessor partnerships to 1873. On April 7, 2003, the name Salomon Smith Barney Inc. was changed to Citigroup Global Markets. On September 1, 1998, Salomon Brothers Inc. merged with and into Smith Barney Inc. (“Smith Barney”) with Smith Barney surviving the merger and changing its name to Salomon Smith Barney Inc. The merger of Salomon Brothers Inc. and Smith Barney followed the merger of their parent companies in November 1997. Citigroup Global Markets, an investment banking and securities broker-dealer firm, is a member of the New York Stock Exchange, Inc. and other major securities and commodities exchanges, the NASD and the Securities Industry Association. Citigroup Global Markets is an indirect wholly-owned subsidiary of Citigroup Inc. Citigroup Global Markets also sponsors all Series of Corporate Securities Trust, Equity Focus Trusts, The Uncommon Values Trust and Tax Exempt Securities Trust, and acts as co-sponsor of most Series of Defined Assets Funds.

Limitations on Liability

The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to Holders for taking any action or refraining from any action in good faith or for errors in judgment. The Sponsor shall also not be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

Although the Trusts are not actively managed as mutual funds are, the portfolios are reviewed periodically on a regular cycle. The Sponsor is empowered to direct the Trustee to dispose of Bonds when certain events occur that adversely affect the value of the Bonds. Such events include: default in payment of interest or principal, default in payment of interest or principal on other obligations of the same issuer, institution of legal proceedings, default under other documents adversely affecting debt service, decline in price or the occurrence of other market or credit factors, or decline in projected income pledged for debt service on revenue Bonds and advanced refunding that, in the opinion of the Sponsor, may be detrimental to the interests of the Holders. The Sponsor intends to provide Portfolio supervisory services for each Trust in order to determine whether the Trustee should be directed to dispose of any such Bonds.

It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan. However, the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the judgment of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future.

Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds the Trustee is required to give notice thereof to each Holder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by a

Trust of any securities other than the Bonds initially deposited in the Trust is prohibited.

Resignation

If the Sponsor resigns or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Trusts.

TRUSTEE

The Trustee is The Bank of New York, a trust company organized under the laws of New York, having its offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Company and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Bonds deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Bonds and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

Limitations on Liability

The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of a Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction.

Resignation

By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If no successor has accepted the appointment within thirty days after notice of resignation, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

EVALUATOR

The Evaluator is Standard & Poor’s Securities Evaluations, Inc., a subsidiary of The McGraw-Hill Companies, Inc., with main offices located at 55 Water Street, New York, New York 10041.

Limitations on Liability

The Trustee, Sponsor and Holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determination by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor, or Holders for errors in judgment. But this provision shall not protect the Evaluator in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

The Trust Agreement requires the Evaluator to evaluate the Bonds of a Trust on the basis of their bid prices on the last business day of June and December in each year, on the day on which any Unit of such Trust is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor.

Resignation

The Evaluator may resign or may be removed by the joint action of the Sponsor and the Trustee. Should such removal occur, the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by a successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

Amendment

The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interests of the Holders. However, the Trust Agreement may not be amended to increase the number of Units issuable or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in a Trust. In the event of any amendment, the Trustee is obligated to notify promptly all Holders of the substance of such amendment.

Termination

The Trust Agreement provides that if the principal amount of Bonds held in Trust is less than 50% of the principal amount of the Bonds originally deposited in such Trust, the Trustee may in its discretion and will, when directed by the Sponsor, terminate such Trust. A Trust may be terminated at any time by 100% of the Holders. However, in no event may a Trust continue beyond the Mandatory Termination Date set forth under “Summary of Essential Information.” In addition, the Trust Agreement provides that the Trustee may in its discretion, and shall when so directed by the Sponsor, terminate a Trust, as a result of new tax reporting regulations issued by the Internal Revenue Service. In the event of termination, written notice thereof will be sent by the Trustee to all Holders. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in the affected Trust. Then after paying all expenses and charges incurred by such Trust, the Trustee will distribute to each Holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Account of such Trust.

MISCELLANEOUS

Legal Opinion

The legality of the Units has been passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, as special counsel for the Sponsor.

Independent Registered Public Accounting Firm

The statements of financial condition and portfolios of securities included in this Prospectus have been audited by KPMG LLP, independent registered public accounting firm, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

Performance Information

Sales material may compare tax-equivalent yields of long-term municipal bonds to long-term U.S. Treasury bonds and to the Bond Buyer Revenue Bond Index. Such information is based on past performance and is not indicative of future results. Yields on taxable investment are generally higher than those of tax-exempt securities of comparable maturity. While income from municipal bonds is exempt from federal income taxes, income from Treasuries is exempt from state and local taxes. Since Treasuries are considered to have the highest possible credit quality, the difference in yields is somewhat narrower than if compared to corporate bonds with similar ratings and maturities.

BOND RATINGS†

All ratings shown under Part A, “Portfolio of Securities,” except those identified otherwise, are by Standard & Poor’s.

Standard & Poor’s

A Standard & Poor’s corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees. The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

The ratings are based, in varying degrees, on the following considerations:

I.  Likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligation; and

III.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA—Bonds rated AA have a very strong capacity to pay interest and repay principal, and in the majority of instances they differ from AAA issues only in small degrees.

A—Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher-rated categories.

Plus (+) or Minus (–): To provide more detailed indications of credit quality, the ratings from “AA”

† As described by the rating agencies.

and below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” following a rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

Conditional rating(s), indicated by “Con” are given to bonds for which the continuance of the security rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows and/or the security rating is conditional upon the issuance of insurance by the respective insurance company.

Moody’s

A brief description of the applicable Moody’s rating symbols and their meanings is as follows:

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations: i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Rating symbols may include numerical modifiers “1,” “2,” or “3.” The numerical modifier “1” indicates that the security ranks at the high end, “2” in the mid-range, and “3” nearer the low end of the generic category. These modifiers of rating symbols “Aa,” “A” and “Baa” are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

Fitch Ratings

A brief description of the applicable Fitch Ratings’ rating symbols and their meanings is as follows:

AAA—These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA—These bonds are considered to be investment grade and of high quality. The obligor’s ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

A—These bonds are considered to be investment grade and of good quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB—These bonds are considered to be investment grade and of satisfactory quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.

A “+” or a “–” sign after a rating symbol indicates relative standing in its rating.

FEDERAL TAX FREE VS. TAXABLE INCOME

This table shows the approximate yields which taxable securities must earn in various income brackets to produce, after federal income tax, returns equivalent to specified tax-exempt bond yields. The table is computed on the theory that the taxpayer’s highest bracket tax rate is applicable to the entire amount of any increase or decrease in his taxable income resulting from a switch from taxable to tax-exempt securities or vice versa. The table reflects projected effective federal income tax rates and tax brackets for the 2006 taxable year. These rates are subject to change and several items of tax reduction under the 2003 tax legislation are scheduled to revert to prior law in future years unless made permanent by future legislation. Because the federal rate brackets are subject to adjustment based on changes in the Consumer Price Index, the taxable equivalent yields for subsequent years may vary somewhat from those indicated in the table. Use this table to find your tax bracket. Read across to determine the approximate taxable yield you would need to equal a return free of federal income tax.

2006 Tax Year

Taxable Income Bracket		Federal Tax Bracket	Tax Exempt Yield
Joint Return	Single Return		3.00%	3.50%	4.00%	4.50%	5.00%	5.50%
			Taxable Equivalent Yield
$ 0- 15,100	$ 0- 7,550	10.00%	3.33%	3.89%	4.44%	5.00%	5.56%	6.11%
$ 15,101- 61,300	$ 7,551- 30,650	15.00	3.53	4.12	4.71	5.29	5.88	6.47
$ 61,301-123,700	$ 30,651- 74,200	25.00	4.00	4.67	5.33	6.00	6.67	7.33
$123,701-188,450	$ 74,201-154,800	28.00	4.17	4.86	5.56	6.25	6.94	7.64
$188,451-336,550	$154,801-336,550	33.00	4.48	5.22	5.97	6.72	7.46	8.21
Over $336,550	Over $336,550	35.00	4.62	5.38	6.15	6.92	7.69	8.46

Note: This table reflects the following:

1	Taxable income, as reflected in the above table, equals federal adjusted gross income (AGI), less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer’s AGI over $150,500, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions as well as the effect of the 80 percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $3,200 (or fraction thereof) of AGI in excess of $225,750 for married taxpayers filing a joint tax return and $150,500 for single taxpayers. The effect of the phase out of personal exemptions is not reflected in the above table.
2	Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
3	The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
4	Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.

PROSPECTUS—Part C:

Note: Part C of this Prospectus may not be

distributed unless accompanied by Parts A and B.

TAX EXEMPT SECURITIES TRUST—THE STATE TRUSTS

Potential purchasers of the Units of a State Trust should consider the fact that the Trust’s Portfolio consists primarily of Bonds issued by the state for which such State Trust is named or its municipalities or authorities and realize the substantial risks associated with an investment in such Bonds. Each State Trust is subject to certain additional risk factors. The Sponsor believes the discussions of risk factors summarized below describe some of the more significant aspects of the State Trusts. The sources of such information are the official statements of issuers as well as other publicly available documents. While the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material respects. Investment in a State Trust should be made with an understanding that the value of the underlying Portfolio may decline with increases in interest rates.

Maryland Trust

Risk Factors—The Public indebtedness of the State of Maryland (the “State”) and its instrumentalities is divided into three general types. The State issues general obligation bonds for capital improvements and for various State projects to the payment of which the State ad valorem property tax is exclusively pledged. In addition, the Maryland Department of Transportation issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

General obligation bonds of the State are authorized and issued primarily to provide funds for State-owned capital improvements, including institutions of higher learning, and the construction of locally owned public schools. Bonds have also been issued for local government improvements, including grants and loans for water quality improvement projects and correctional facilities, to provide funds for repayable loans or outright grants to private, non- profit cultural or educational institutions, and to fund certain loan and grant programs.

The Maryland Constitution prohibits the contracting of State debt unless it is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt is paid. As a uniform practice, each separate enabling act which authorizes the issuance of general obligation bonds for a given object or purpose has specifically levied and directed the collection of an ad valorem property tax on all taxable property in the State. The Board of Public Works is directed by law to fix by May 1 of each year the precise rate of such tax necessary to produce revenue sufficient for debt services requirements of the next fiscal year, which begins July 1. However, the taxes levied need not be collected if or to the extent that funds sufficient for debt services requirements in the next fiscal year have been appropriated in the annual State budget. Accordingly, the Board in annually fixing the rate of property tax after the end of the regular legislative session in April, takes account of appropriations of general funds for debt service.

In the opinion of counsel, the courts of Maryland have jurisdiction to entertain proceedings and power to grant mandatory injunctive relief to (i) require the Governor to include in the annual budget a sufficient appropriation to pay all general obligation bond debt service for the ensuing fiscal year; (ii) prohibit the General Assembly from taking action to reduce any such appropriation below the level required for that debt service; (iii) require the Board of Public Works to fix and collect a tax on all property in the State subject to assessment for State tax purposes at a rate and in an amount sufficient to make such payments to the extent that adequate funds are not provided in the annual budget; and (iv) provide such other relief as might be necessary to enforce the collection of such taxes and payment of the proceeds of the tax collection to the holders of general obligation bonds, pari passu, subject to the inherent constitutional limitations referred to below.

It is also the opinion of counsel that, while the mandatory injunctive remedies would be available and while the general obligation bonds of the State are entitled to constitutional protection against the impairment of the obligation of contracts, such constitutional protection and the enforcement of such remedies would not be absolute. Enforcement of a claim for payment of the principal of or interest on the bonds would be subject to the provisions of any statutes that may be constitutionally enacted by the United States Congress or the Maryland General Assembly extending the time for payment or imposing other constraints upon the enforcement.

There is no general debt limit imposed by the Maryland Constitution or public general laws, but a special committee created by statute annually submits to the Governor an estimate of the maximum amount of new general obligation debt that prudently may be authorized. Although the committee’s responsibilities are advisory only, the Governor is required to give due consideration to the committee’s findings in preparing a preliminary allocation of new general debt authorization for the next ensuing fiscal year.

Consolidated Transportation Bonds are limited obligations issued by the Maryland Department of Transportation, the principal of which must be paid within 15 years from the date of issue, for highway, port, transit, rail or aviation facilities or any combination of such facilities. Debt service on Consolidated Transportation Bonds is payable from those portions of the excise tax on each gallon of motor vehicle fuel and the motor vehicle titling tax, all mandatory motor vehicle registration fees, monitor carrier fees, and the corporate income tax as are credited to the Maryland Department of Transportation, plus all departmental operating revenues and receipts. Holders of such bonds are not entitled to look to other sources for payment.

The Maryland Department of Transportation also issues its bonds to provide financing of local road construction and various other county transportation projects and facilities. Debt service on these bonds is payable from the subdivisions’ share of highway user revenues held to their credit in a special State fund.

The Maryland Transportation Authority operates certain highway, bridge and tunnel toll facilities in the State. The tolls and other revenues received from these facilities are pledged as security for revenue bonds of the Authority issued under and secured by a trust agreement between the Authority and a corporate trustee.

Certain other instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute a debt or a pledge of the faith and credit of the State. The Community Development Administration of the Department of Housing and Community Development, the Board of Trustees of St. Mary’s College of Maryland, the Maryland Environmental Service, the Board of Regents of the University of Maryland System, the Board of Regents of Morgan State University, and the Maryland Food Center Authority have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from various sources, principally fees generated from use of the facilities or enterprises financed by the bonds.

Under a Comprehensive Plan of Financing, as amended, of the Maryland Stadium Authority, the Authority is authorized to finance the acquisition and construction of sports facilities at a site within the City of Baltimore. Currently, the Stadium Authority operates Oriole Park at Camden Yards which opened in 1992. The Authority’s financings are lease-backed revenue obligations, payment of which is secured by, among other things, an assignment of revenues to be received under a lease of the sports facilities from the Authority to the State of Maryland; rental payments due from the State under that lease will be subject to annual appropriation by the Maryland General Assembly. In October 1993, the Stadium Authority entered into an agreement to implement a synthetic fixed rate refinancing of the Sports Facility Bonds using a combination of variable rate refunding obligations and forward interest rate exchange agreements. In accordance with that agreement, the Stadium Authority issued its $17,850,000 Sports Facilities Lease Revenue Bonds, Series 1989C, and issued its $121,000,000 Sports Facilities Lease Revenue Refunding Bonds in December 1999, to refund its Sports Facilities Lease Revenue Bond Series 1989D.

The Stadium Authority currently operates PSINET Stadium, which opened in 1998. In connection with construction of that facility, the Stadium Authority sold $87.565 million in lease-backed revenue bonds on May 1, 1996. The proceeds from the bonds, along with cash available from State lottery proceeds, investment earnings, and other sources will be used to pay project design and construction expenses of approximately $229 million. The bonds are solely secured by an assignment of revenues received under a lease of the project from the Stadium Authority to the State. In June 1998, the Stadium Authority entered into an agreement to implement a synthetic fixed rate refinancing of the Football Lease-Back Revenue Bonds using a combination of variable rate refunding obligations and forward interest rate exchange agreements. On December 15, 1997, the Stadium Authority issued $4,640,000 in Sports Facilities Lease Revenue Bonds, Series 1997. The proceeds from these Bonds were used toward the construction of the Ravens Football Stadium.

The Stadium Authority has also been assigned responsibility for constructing an expansion of the Convention Centers in Baltimore City and Ocean City and construction of a conference center in Montgomery County. The Baltimore Convention Center expansion cost $167 million and is being financed through a combination of funding from Baltimore City, Stadium Authority revenue bonds, and State general obligation bonds. The Ocean City Convention Center expansion cost $33.2 million and is being financed through a matching grant from the State to Ocean City and a combination of funding from Ocean City and the Stadium Authority. The Montgomery County Conference Center cost $33.5 million and was financed through a combination of funding from Montgomery County and the Stadium Authority.

The Stadium Authority is also authorized to provide development and construction of the Hippodrome Theatre as part of Baltimore City’s West Side Development. The cost of renovating the theatre is projected to be $56,000,000 and is being financed by various sources.

The Water Quality Revolving Loan Fund is administered by the Water Quality Financing Administration in the Department of the Environment. The Fund may be used to provide loans, subsidies and other forms of financial assistance to local government units for wastewater treatment projects as contemplated by the 1987 amendments to the federal Water Pollution Control Act. The Administration is authorized to issue bonds secured by revenues of the Fund, including loan repayments, federal capitalization grants, and matching State grants.

The University of Maryland System, Morgan State University, and St. Mary’s College of Maryland are authorized to issue revenue bonds for the purpose of financing academic and auxiliary facilities. Auxiliary facilities are any facilities that furnish a service to students, faculty, or staff, and that generate income. Auxiliary facilities include housing, eating, recreational, campus, infirmary, parking, athletic, student union or activity, research laboratory, testing and any related facilities.

Although the State has authority to make short-term borrowings in anticipation of taxes and other receipts up to a maximum of $100 million, in the past it has not issued short-term borrowings. However, the State has issued certain obligations in the nature of bond anticipation notes for the purpose of assisting several savings and loan associations in qualifying for federal insurance and in connection with the assumption by a bank of the deposit liabilities of an insolvent savings and loan association.

The State has financed the construction and acquisition of various facilities through conditional purchase, sale-leaseback, and similar transactions. All of the lease payments under these arrangements are subject to annual appropriation by the Maryland General Assembly. In the event that appropriations are not made, the State may not be held contractually liable for the payments.

Local Subdivision Debt.    The counties and incorporated municipalities in Maryland issue general obligation debt for general governmental purposes. The general obligation debt of the counties and incorporated municipalities is generally supported by ad valorem taxes on real estate, tangible personal property and intangible personal property subject to taxation. The issuer typically pledges its full faith and credit and unlimited taxing power to the prompt payment of the maturing principal and interest on the general obligation debt and to the levy and collection of the ad valorem taxes as and when such taxes become necessary in order to provide sufficient funds to meet the debt service requirements. The amount of debt which may be authorized may in some cases be limited by the requirements that it not exceed a stated percentage of the assessable base upon which taxes are levied.

In the opinion of counsel, the issuer may be sued in the event that it fails to perform its obligations under the general obligation debt to the holders of the debt, and any judgments resulting from such suits would be enforceable against the issuer. Nevertheless, a holder of the debt who has obtained any such judgment may be required to seek additional relief to compel the issuer to levy and collect such taxes as may be necessary to provide the Funds from which a judgment may be paid. Although there is no Maryland law on this point, it is the opinion of counsel that the appropriate courts of Maryland have jurisdiction to entertain proceedings and power to grant additional relief, such as a mandatory injunction, if necessary, to enforce the levy and collection of such taxes and payment of the proceeds of the collection of the taxes to the holders of general obligation debt, pari passu, subject to the same constitutional limitations on enforcement, as described above, as apply to the enforcement of judgments against the State.

Local subdivisions, including counties and municipal corporations, are also authorized by law to issue special and limited obligation debt for certain purposes other than general governmental purposes. The source of payment of that debt is limited to certain revenues of the issuer derived from commercial activities operated by the issuer, payment made with respect to certain facilities or loans and any funds pledged for the benefit of the holders of the debt. That special and limited obligation debt does not constitute a debt of the State, the issuer or any other political subdivision of either within the meaning of any constitutional or statutory limitation. Neither the State nor the issuer or any other political subdivision of either is obligated to pay the debt or the interest on the debt except from the revenues of the issuer specifically pledged to the payment of the debt. Neither the faith and credit nor the taxing power of the State, the issuer or any other political subdivision of either is pledged to the payment of the debt. The issuance of the debt is not directly or indirectly or contingently an obligation, moral or other, of the State, the issuer or any other political subdivision of either to levy any tax for its payment.

Special Authority Debt.    The State and local governments have created several special authorities with the power to issue debt on behalf of the State or local government for specific purposes, such as providing facilities for non-profit healthcare and higher educational institutions, facilities for the disposal of solid waste, funds to finance single family and low-to-moderate income housing, and similar purposes. The Maryland Health and Higher Educational Facilities Authority, the Northeast Maryland Waste Disposal Authority, the Housing Opportunities Commission of Montgomery County, and the Housing Authority of Prince George’s County are some of the special authorities which have issued and have outstanding debt of this type.

The debts of the authorities issuing debt on behalf of the State and the local governments are limited obligations of the authorities payable solely from and secured by a pledge of the revenues derived from the facilities or loans financed with the proceeds of the debt and from any other funds and receipts pledged under an indenture with a corporate trustee. The debt does not constitute a debt, liability or pledge of the faith and credit of the State or of any political subdivision or of the authorities. Neither the State nor any political subdivision thereof nor the authorities shall be obligated to pay the debt or the interest on the debt except from such revenues, funds and receipts. Neither the faith and credit nor the taxing power of the State or of any political subdivision of the State or the authorities is pledged to the payment of the principal of or the interest on such debt. The issuance of the debt is not directly or indirectly an obligation, moral or other, of the State or of any political subdivision of the State or of the authority to levy or to pledge any form of taxation whatsoever, or to make any appropriation, for their payment. The authorities have no taxing power.

Maryland Taxes—

In the opinion of Messrs. Saul Ewing LLP, special Maryland counsel of Maryland tax matter, under applicable existing Maryland State and local tax law:

The Maryland Trust will not be treated as an association taxable as a corporation, and the income of the Maryland Trust will be treated as the income of the Holders. The Maryland Trust is not a “financial institution” subject to the Maryland Franchise Tax measure by net earnings. The Maryland Trust is not subject to Maryland property taxes imposed on the intangible personal property of certain corporations.

Except as described below in the case of interest paid on private activity bonds constituting a tax preference for federal income tax purposes, a Holder will not be required to include such Holder’s pro-rata share of the earnings of, or distributions from, the Maryland Trust in such Holder’s Maryland taxable income to the extent that such earnings or distributions represent interest excludable from gross income for federal income tax purposes received by the Maryland Trust on obligations of the State of Maryland, the Government of Puerto Rico, the Government of Guam, or the Government of the United States Virgin Islands and their respective political subdivisions and authorities. Interest on Bonds is not subject to the Maryland Franchise Tax imposed on “financial institutions” and measured by net earnings.

In the case of taxpayers who are individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Internal Revenue Code, as amended, for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds is a preference item for purposes of calculating the federal alternative minimum tax. Accordingly, if the Maryland Trust holds such bonds, 50% of the interest on such bonds in excess of a threshold amount is taxable by Maryland.

A Holder will recognize taxable gain or loss, except in the case of an individual Holder who is not a Maryland resident, when the Holder disposes of all or part of such Holder’s pro rata portion of the Bonds in the Maryland Trust. A Holder will be considered to have disposed of all or part of such Holder’s pro rata portion of each Bond when the Holder sells or redeems all or some of such Holder’s Units. A Holder will also be considered to have disposed of all or part of such Holder’s pro rata portion of a Bond when all or part of the Bond is disposed of by the Maryland Trust or is redeemed or paid at maturity. Gains included in the gross income of Holders for federal income tax purposes is, however, subtracted from income for Maryland income tax purposes to the extent that the gain is derived from the disposition of Bonds issued by the State of Maryland and its political subdivisions. Profits realized on the sale or exchange of Bonds are not subject to the Maryland Franchise Tax imposed on “financial institutions” and measured by net earnings.

Units of the Maryland Trust will be subject to Maryland inheritance and estate tax only if held by Maryland residents.

Neither the Bonds nor the Units will be subject to Maryland personal property tax.

The sales of Units in Maryland or the holding of Units in Maryland will not be subject to Maryland Sales or Use Tax.

New York Trust

Risk Factors—The following information represents special considerations regarding investment in New York municipal obligations. This information provides only a brief summary, it does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of New York municipal obligations available as of the date of this Prospectus. The Sponsor has not independently verified the accuracy and completeness of the information contained in such Official Statements.

There can be no assurance that current or future statewide, regional or national economic difficulties, and the resulting impact on New York State (the “State”) or local government finances generally, will not adversely affect the market value of New York municipal obligations held by the Trust or the ability of particular issues to make timely payments of debt service on these obligations.

Economic Trends

Over the long term, the State and the City of New York (the “City”) face serious potential economic problems. The City accounts for approximately 41% of the State’s population and personal income, and the City’s financial health affects the State in numerous ways. The State is the third most populous state in the nation and historically has been one of the wealthiest. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The State for many years has had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

New York State

The New York Economy

Like most states, New York continues to face significant fiscal challenges. The national recession, in conjunction with the economic dislocation caused by the September 11 terrorist attacks, produced consecutive year-to-year declines in total tax receipts. Costs for employee pensions have increased dramatically, while the costs of Medicaid, welfare and other entitlement programs have also risen, reflecting the impact of the national recession and the jobless recovery that has followed. New York’s fiscal difficulties were also compounded by last year’s enacted budget process that resulted in spending growth in excess of recurring revenues. Nevertheless, flexible reserves, significantly increased when times were good, have not been depleted.

The September 11 terrorist attacks had a more devastating impact on the New York economy than on any other state. Nevertheless, the New York economy continues to expand and recent above-trend national growth rates have helped to buttress the State economy, putting the State well on its way to a full recovery from the impact of the September 11 attacks, and reversing several years where the State’s job base was in decline. Total State employment was projected to rise 1.1 percent in 2005, followed by growth of 0.9 percent in 2006. Wage income was projected to rise 4.6 percent in 2005, followed by growth of 5.2 percent for 2006. The continued strengthening of the State economy helped to sustain the housing market in 2005, though the torrid pace of growth observed in 2004 has already cooled. With the pickup in equity market activity toward the end of 2004, the securities industry saw solid profit levels, though below those earned in 2003. Consequently, bonus growth for 2005 fell short of the extraordinary growth experienced in 2004, offsetting the impact of higher employment growth on personal income and wages.

Significant risks to the current economic forecast include: (i) global political instability, including the uncertain post-war environment in Iraq, and the Middle East in general; (ii) record high oil prices which have increased over 80 percent since June 2003 could delay the global recovery, reducing export growth below expectations; (iii) weakness of consumer spending or a failure of investment spending to commence growth during the year, which could result in a return to recessionary conditions; and (iv) the potential for future terrorist attacks on U.S. soil. Higher energy prices and global instability also loom large as risks to equity market performance. An accelerated pace of interest rate hikes, as well as lower corporate earnings could adversely affect equity markets, possibly resulting in lower bonus payment growth than projected. Rising interest rates tend to have a more negative impact on financial markets than on the economy as a whole, and, therefore, disproportionately affect the State. Moreover, significant numbers of business relocations out of the State would likely result in slower job and income growth as well. In addition, the housing market is expected to gradually cool as long-term interest rates rise, with prices possibly falling in some areas. However, because of the importance of real estate wealth as a buttress for domestic consumption, a more sudden collapse of housing prices than anticipated could result in lower economic growth than expected.

The 2005-06 State Financial Plan (current fiscal year)

The State’s current fiscal year began on April 1, 2005, and ends on March 31, 2006. On March 8, 2005, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2005-06 fiscal year. On March 31, 2005, the State Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2005-06 fiscal year. The 2005-06 Enacted Budget Financial Plan (the “State Financial Plan”) was prepared by the Division of the Budget (the “DOB”) and reflects the actions of the Legislature and Governor through April 12, 2005. On October 30, 2005, the State issued an update to the Annual Information Statement (“AIS”) (the “Mid-Year Update”) which revised the State Financial Plan based on (i) actual operating results through the first six months of the 2005-06 fiscal year, (ii) an updated economic forecast, and (iii) a review of program trends. On January 26, 2006, the State issued its third quarterly update to the AIS (the “January Update”).

The DOB projects the State will end the 2005-06 fiscal year with a net $2 billion surplus in the General Fund, after paying Medicaid ($500 million) and mass transit ($45 million) expenses in 2005-06 rather than 2006-07, and making the maximum annual contribution of $73 million to the State’s Rainy Day Reserve. As described below, the continued strength in revenues from 2004-05 levels is mainly responsible for the net surplus.

The State Financial Plan projected General Fund receipts, including transfers from other funds, to total $46.8 billion in 2005-06, an increase of $3.0 billion (6.9 percent) from 2004-05. The January Update now projects General Fund receipts, including transfers from other funds, to total $47.9 billion in 2005-06. The DOB has raised the revenue estimate upward based on revenue collections to date and the strength of key economic indicators, both of which have exceeded expectations. Both personal income taxes and business taxes have shown robust growth, similar to the experience in prior economic expansions. Real estate-related tax collections have also exceeded projected levels, reflecting strength in home sales and mortgage refinancings.

The State Financial Plan projected General Fund disbursements, including transfers to other funds, of $46.2 billion in 2005-06, an increase of $2.1 billion (4.7 percent) from 2004-05. Increases in Grants to Local Governments ($1.4 billion), State Operations ($502 million), and General State Charges ($396 million), offset by a decrease in transfers to other funds ($265 million) account for the change. The January Update now projects General Fund disbursements, including transfers to other funds, to total $47.2 billion in 2005-06, an increase of $337 million above the Mid Year forecast. The most substantive revisions are due to timing, with the higher spending from the acceleration of Medicaid and mass transit payments, offset in part by lower spending for labor settlements that were expected to occur in 2005-06 but are now budgeted for 2006-07. General Fund spending, including transfers to other funds, is projected to total $49.6 billion in 2006-07, $52.8 billion in 2007-08, and $56.3 billion in 2008-09.

Prior to the Executive Budget recommendations, the DOB projected a potential imbalance of $751 million in 2006-07 and gaps in the range of $3 billion to $4 billion in future years. While current-year results are favorable, the State’s structural imbalance persists, although at levels greatly reduced from recent years. Left unchecked, spending would grow by $3.6 billion in 2006-07, driven in part by the State cap on local Medicaid costs and the takeover of the local share of the Family Health Plus program, both of which help relieve pressure on local property taxes. Health care inflation, school aid increases, State employee salaries and benefits, and the loss of one-time resources used to balance the 2005-06 budget also contribute to spending growth in 2006-07. Strong revenue growth is expected to more than compensate for the phase-out, effective January 1, 2006, of the temporary personal income tax surcharge imposed in the aftermath of September 11th, but it is not enough to eliminate the gap.

The Executive Budget eliminates the entire potential imbalance in 2006-07 and reduces the budget gap projected for 2007-08 to less than $1.9 billion. The Executive Budget proposals address the structural imbalance by (a) restraining spending in the fastest-growing programs in the State Budget, particularly Medicaid, (b) setting aside the entire $2.0 billion from the expected 2005-06 surplus to help reduce the potential gaps in 2007-08 and 2008-09, and (c) financing $250 million in reserves that will be used in future years to lower State debt. The proposals also include significant new tax reductions and spending initiatives.

The State Financial Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation. There can be no assurance that actual results will not differ materially and adversely from the projections contained in the State Financial Plan set forth above.

Special Considerations

The attacks of September 11 and the lingering effects of the national recession are expected to have continued adverse financial consequences for the State. The DOB believes that their impact is adequately reflected in the current financial forecast, but the combined effect of both factors introduces significant uncertainty into the current State Financial Plan estimates. In the long term, the most significant risk is the possible loss of important economic activity in the State.

Recent events have increased the risks to the forecast for both employment and wages. The threat of future terrorist acts against the U.S. still remains. Another attack targeted at New York City would once again disproportionately affect the State economy, resulting in lower income and employment growth than reflected in the current forecast. Any other such shock that would have a strong and prolonged impact on the financial markets would also disproportionately affect the State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with increased activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected.

The financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast. With the economy becoming increasingly globalized, and the pace of both technological and regulatory change accelerating, projecting finance industry revenues and profits has never been more challenging.

Higher energy prices and the potential for greater pass-through to core inflation, combined with a growing rate of capacity utilization and a tightening labor market, raise the probability that the Federal Reserve will over-tighten. Such an outcome could negatively affect the financial markets, which would also disproportionately affect the State economy. In addition, the State’s real estate market could decline more than anticipated, which would affect household consumption and taxable capital gains realizations. These effects could ripple through the economy, affecting both employment and wages.

Many complex political, social and economic forces influence the State’s economy and finances,

which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

Ratings

Standard & Poor’s, Moody’s and Fitch Ratings currently rate the State’s general obligation bonds AA, Aa3 and AA-, respectively.

On December 19, 2000, Standard & Poor’s revised its rating on the State’s general obligation bonds from A+ to AA and reaffirmed its stable outlook. On May 16, 2003, Standard & Poor’s revised its outlook on the State’s general obligation bonds from stable to negative. On September 21, 2004, Standard & Poor’s again revised its outlook on the State’s general obligation bonds from negative to stable. On March 1, 2006, Standard & Poor’s reaffirmed its AA rating and stable outlook on the State’s general obligation bonds. On November 9, 2004, Moody’s revised its rating on the State’s general obligation bonds from A2 to A1, and revised its outlook on the State’s general obligation bonds from stable to positive. On December 14, 2005, Moody’s revised its rating on the State’s general obligation bonds from A1 to Aa3, and revised its outlook on the State’s general obligation bonds from positive to stable. On June 5, 2003, Fitch Ratings revised its rating on the State’s general obligation bonds from AA to AA-. On February 28, 2005, Fitch Ratings reaffirmed its AA- rating on the State’s general obligation bonds.

New York City

The City, with a population of approximately 8,000,000, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. It is assumed that the economic slowdown that began in 2001 as a result of the September 11 attacks, a national economic recession, and a downturn in the securities industry came to an end in 2004. The City assumes continued moderate growth in calendar year 2005. After increasing by 2.5% in 2003, total personal income for City residents is estimated to have increased in 2004. In 2002 and 2003, average annual employment in the City fell by approximately 108,600 and 51,800 jobs, respectively. In 2004, average annual employment in the City increased by 10,000 jobs. As of October 2005, total employment in the City was approximately 3,600,600 compared to approximately 3,568,300 in October 2004, an increase of approximately 0.9%.

The Mayor is responsible for preparing the City’s financial plan, which relates to the City and certain entities that receive funds from the City, including the financial plan for the 2006 through 2009 fiscal years submitted to the State Financial Control Board (the “Control Board”) on July 6, 2005 (the “July Financial Plan”) and Modification No. 06-1 to the July Financial Plan submitted to the Control Board on November 22, 2005. The July

Financial Plan as so modified is referred to as the “City Financial Plan.” The City’s projections set forth in the City Financial Plan and subsequent modification are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State policies affecting the City and cost of future labor settlements.

Implementation of the City Financial Plan is also dependent upon the City’s ability to market its securities successfully, as well as the securities of other financing entities, including the New York City Municipal Water Finance Authority (the “Water Authority”) which issues debt secured by water and sewer revenues. In addition, the City may issue revenue and tax anticipation notes to finance its seasonal working capital requirements although it currently does not expect to issue such notes in fiscal year 2006. The success of projected public sales of City, Water Authority and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

The 2006-09 Financial Plan

For the 2005 fiscal year, the City’s General Fund had an operating surplus of $3.534 billion, before discretionary transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2005 fiscal year is the twenty-fifth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP.

On July 6, 2005, the City submitted the July Financial Plan to the Control Board. The July Financial Plan reflects changes as a result of the City’s expense and capital budgets for the 2006 fiscal year which were adopted on June 30, 2005. The City Financial Plan projects revenues and expenditures for the 2006 fiscal year balanced in accordance with GAAP, and projects gaps of $4.5 billion, $4.5 billion, and $3.9 billion in fiscal years 2007 through 2009, respectively, after implementation of a gap-closing program. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues of expenditures, before discretionary transfers, for each fiscal year.

On November 22, 2005, the City submitted to the Control Board the Financial Plan which is a modification to the July Financial Plan. The City Financial Plan projects revenues and expenses for the 2006 fiscal year balanced in accordance with GAAP, and projects gaps of $2.3 billion, $4.1 billion and $3.5 billion in fiscal years 2007 through 2009, respectively.

The City Financial Plan reflects increases in projected net revenues since the July Financial Plan totaling $2.0 billion, $1.4 billion, $1.3 billion and $1.4 billion in fiscal years 2006 through 2009, respectively, resulting primarily from increases in estimated real estate transaction, personal income and business tax revenues offset by the effect of certain scheduled reductions in tax rates. The City Financial Plan also reflects increases in projected net expenditures since the July Financial Plan totaling $300 million, $906 million, $961 million and $980 million in fiscal years 2006 through 2009, respectively. Increases in projected expenditures since the July Financial Plan include: (i) increased labor costs as a result of recent settlements of labor negotiations and provision for similar increases for collective bargaining units not yet settled of $661 million, $1.1 billion, $1.2 billion and $1.2 billion in fiscal years 2006 through 2009, respectively; (ii) increased energy costs of $101 million, $102 million, $88 million and $83 million in fiscal years 2006 through 2009, respectively; and (iii) increased agency spending of $56 million, $58 million, $59 million and $65 million in fiscal years 2006 through 2009, respectively. Decreases in projected City-funded expenditures since the July Financial Plan result from (i) increases in State education aid of $35 million, $300 million, $337 million and $337 million in fiscal years 2006 through 2009, respectively; (ii) a one-time decrease in Medicaid expenses of $450 million due to a change in accrual methods for Medicaid payments beginning in fiscal year 2006; and (iii) decreased debt service costs of $33 million, $35 million, $27 million and $8 million in fiscal years 2006 through 2009, respectively. The City Financial Plan includes the proposed prepayment in fiscal year 2006 of $1.7 billion in debt service due in fiscal year 2007.

The City Financial Plan includes funding for all recent labor contract settlements covering the vast majority of City employees and makes provision for wage increases for collective bargaining units not yet settled consistent with the settled patterns. The City Financial Plan makes provision for a fourth contract year under the 2002-2005 round of collective bargaining with a 3.15% wage increase in that year and makes provision for a 1.25% wage increases annually thereafter for all City employees. The City Financial Plan does not reflect some changes in actuarial assumptions and funding methodologies which have been approved by the boards of trustees of the five major actuarial pension systems and which are expected to be approved by the State Legislature. Such changes are projected to result in savings in fiscal years 2006 and 2007 but offsetting costs thereafter.

The City Financial Plan also reflects other proposed State assistance which requires the approval of the State government. The nature and extent of the impact on the City of the federal and State budgets, when adopted, are uncertain, and no assurance can be given that federal or State actions included in the federal and State adopted budgets may not have a significant adverse impact on the City’s budget and the City Financial Plan. Furthermore, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and/or other factors that could have a material effect on the City.

Special Considerations

The City Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. In addition, other potential uncertainties and contingencies include the following: (i) the effects of the September 11 attacks on the City economy; (ii) the rate of wage increases; (iii) the realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; (iv) the willingness and ability of the State to provide the aid contemplated by the City Financial Plan and to take various other actions to assist the City; (v) the ability of the New York City Health and Hospitals Corporation and other such entities to maintain balanced budgets; (vi) the willingness of the federal government to provide the amount of federal aid contemplated in the City Financial Plan; (vii) the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; (viii) adoption of the City’s budget by the City Council in substantially the form submitted by the Mayor; (ix) the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; (x) the impact of conditions in the real estate market on real estate tax revenues; and (xi) the ability of the City and other financing entities to market their securities successfully in the public credit markets. The projections contained in the City Financial Plan may also be affected by the uncertainty relating to the

State Financial Plan and to the U.S. economy, as a whole, as discussed above.

On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in substantial loss of life, destruction of the World Trade Center and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery, clean up and repair efforts have resulted in substantial expenditures. The City Financial Plan reflects the receipt of a $1 billion reimbursement from the Federal Emergency Management Agency. It is currently not possible to quantify the long-term adverse impact of the September 11 attacks on the City and its economy, any offsetting economic benefits that may result from recovery and rebuilding activities, or the amount of additional resources from federal, State, City and other sources that will be required.

Although the City has maintained balanced budgets in each of its last twenty-five fiscal years, there can be no assurance that the gap-closing actions proposed in the City Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City’s economic base.

Finally, the sluggish pace of the current economic recovery at the national level does not bode well for a timely turnaround in the City’s economy. Coming out of past recessions, the City has typically lagged the nation’s recovery. This is largely due to the fact that the City’s economy does not gain much from the recovery in manufacturing that takes hold in the early phase of the up cycle, as well as the fact that demand for the City’s service sectors only picks up when a recovery is firmly in place. The current recovery cycle is not expected to be any different and could adversely affect the City’s economy.

Ratings

Standard & Poor’s, Moody’s and Fitch Ratings currently rate the City’s outstanding general obligation bonds A+, A1 and A+, respectively.

On May 27, 2003, Standard & Poor’s revised its outlook from negative to stable on the City’s general obligation bonds. On May 17, 2005, Standard & Poor’s revised its rating on the City’s general obligation bonds from A to A+. On December 8, 2005, Standard & Poor’s reaffirmed its A+ rating and stable outlook on the City’s general obligation bonds. On January 25, 2005, Moody’s revised its outlook from positive to stable on the City’s general obligation bonds. On April 4, 2005, Moody’s revised its rating on the City’s general obligation bonds from A2 to A1. On December 8, 2005, Moody’s reaffirmed its A1 rating and stable outlook on the City’s general obligation bonds. On April 8, 2005, Fitch Ratings reaffirmed its A+ rating and stable outlook on the City’s general obligation bonds.

Litigation

A number of court actions have been brought involving State finances that could ultimately result in costs to the State Financial Plan. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. The most significant case is Campaign for Fiscal Equity v. State of New York, in which the State Court of Appeals directed the State to implement a remedy by July 30, 2004 that would guarantee that all children in New York City have the opportunity to receive a sound basic education. In August 2004, the State Supreme Court directed a panel of three Special Masters to report and make recommendations on the measures the State has taken to bring its school financing system into constitutional compliance with respect to New York City schools. The Special Masters submitted their report to the Court on November 30, 2004. The report recommended (a) an annual increase of $5.6 billion in education aid to New York City to be phased in over four years and (b) $9.2 billion for school construction and renovation to be phased in over five years. In February 2005, the State Supreme Court adopted the recommendations of the Special Masters, requiring the State to comply with those recommendations within 90 days. The State filed an appeal in April 2005 and the Appellate Court is expected to issue a ruling by June 2006.

Other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on public assistance. The State has implemented a court-ordered increase in the shelter allowance schedule for public assistance familiar, effective November 1, 2003. However, the plaintiffs are challenging the adequacy of the increase and this further proceedings are pending.

The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2005, amounted to approximately $4.8 billion. While the ultimate outcome and fiscal impact, if any, on the City of these outstanding claims are not currently predictable, adverse determinations on certain of them may have a material adverse effect upon the City’s ability to carry out the City Financial Plan.

New York Taxes—

In the opinion of bond counsel delivered on the dates the Bonds were issued (or in opinions to be delivered, in the case of when issued Bonds) the interest on the Bonds is exempt from New York State and City personal income taxes, except where such interest is subject to federal income taxes, as is described in “Taxes.”

In the opinion of Paul, Hastings, Janofsky & Walker LLP, special counsel for the Sponsor, under existing New York law:

Under the income tax laws of the State and City of New York, the Trust is not an association taxable as a corporation and income received by the Trust will be treated as the income of the Holders in the same manner as for federal income tax purposes. Accordingly, each Holder will be considered to have received the interest on its pro rata portion of each Bond when interest on the Bond is received by the Trust (or on earlier accrual, depending on the Holder’s method of accounting and depending on the existence of any original issue discount). A noncorporate Holder who is a New York State (and City) resident will be subject to New York State (and City) personal income taxes on any gain or market discount income recognized when it disposes of all or part of its pro rata portion of a Bond. A noncorporate Holder who is not a New York State resident will not be subject to New York State or City personal income taxes on any gain or market discount income recognized when it disposes of all or part of its pro rata portion of a Bond unless such Units are attributable to a business, trade, profession or occupation carried on in New York. A New York State (and City) resident should determine its tax basis for its pro rata portion of each Bond for New York State (and City) income tax purposes in the same manner as for federal income tax purposes. Interest income on, as well as any gain recognized on the disposition of, a Holder’s pro rata portion of the Bonds is generally not excludable from income in computing New York State and City franchise taxes on corporations or financial institutions.

TAX FREE VS. TAXABLE INCOME

The following table shows the approximate yield which taxable securities must earn in various income brackets to equal tax exempt yields under combined federal and state individual income tax rates. This table reflects projected federal income tax rates and tax brackets for the 2006 taxable year under recently passed legislation, and state income tax rates that were available on the date of the Prospectus. These rates are subject to change and several items of the tax reduction are scheduled to revert to prior law in future years unless made permanent by future legislation. Because the federal rate brackets are subject to adjustment based on changes in the Consumer Price Index, the taxable equivalent yields for subsequent years may be lower than indicated. A table is computed on the theory that the taxpayer’s highest bracket tax rate is applicable to the entire amount of any increase or decrease in taxable income (after allowance for any resulting change in state income tax) resulting from a switch from taxable to tax-free securities or vice versa. Variations between state and federal allowable deductions and exemptions are generally ignored. The state tax is thus computed by applying to the federal taxable income bracket amounts shown in the table the appropriate state rate for those same dollar amounts. For example, a married couple living in the State of Maryland and filing a Joint Return with $53,000 in taxable income for the 2006 tax year would need a taxable investment yielding 6.18% in order to equal a tax-free return of 5.00%. Use the appropriate table to find your tax bracket. Read across to determine the approximate taxable yield you would need to equal a return free of federal income tax and state income tax.

STATE OF MARYLAND

2006 Tax Year

Taxable		Approx. Combined Federal & State Tax Rate	TAX EXEMPT YIELD
Income Bracket			3.00%	3.50%	4.00%	4.50%	5.00%	5.50%

Joint Return	Single Return		TAXABLE EQUIVALENT YIELD
$ 0 - 1,000	$ 0 - 1,000	11.80%	3.40%	3.97%	4.54%	5.10%	5.67%	6.24%
$ 1,001 - 2,000	$ 1,001 - 2,000	12.70	3.44	4.01	4.58	5.15	5.73	6.30
$ 2,001 - 3,000	$ 2,001 - 3,000	13.60	3.47	4.05	4.63	5.21	5.79	6.37
$ 3,001 - 15,100	$ 3,001 - 7,550	14.28	3.50	4.08	4.67	5.25	5.83	6.42
$ 15,101 - 61,300	$ 7,551 - 30,650	19.04	3.71	4.32	4.94	5.56	6.18	6.79
$ 61,301 - 123,700	$ 30,651 - 74,200	28.56	4.20	4.90	5.60	6.30	7.00	7.70
$123,701 - 188,450	$ 74,201 - 154,800	31.42	4.37	5.10	5.83	6.56	7.29	8.02
$188,451 - 336,550	$154,801 - 336,550	36.18	4.70	5.48	6.27	7.05	7.83	8.62
Over $336,550	Over $336,550	38.09	4.85	5.65	6.46	7.27	8.08	8.88

Note: This table reflects the following:

1	Taxable income, as reflected in the above table, equals federal adjusted gross income (AGI), less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer’s AGI over $150,500, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions as well as the effect of the 80 percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $3,200 (or fraction thereof) of AGI in excess of $225,750 for married taxpayers filing a joint tax return and $150,500 for single taxpayers. The effect of the phase out of personal exemptions is not reflected in the above table.
2	Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
3	The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
4	Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.

STATE OF NEW YORK

2006 Tax Year

			TAX EXEMPT YIELD
Taxable Income Bracket			3.00%	3.50%	4.00%	4.50%	5.00%	5.50%
Joint Return	Single Return	Approx. Combined Federal & State Tax Rate	TAXABLE EQUIVALENT YIELD
$ 0 - 15,100	$ 0 - 7,550	13.60%	3.47%	4.05%	4.63%	5.21%	5.79%	6.37%
$ 15,101 - 16,000	$ 7,551 - 8,000	18.40	3.68	4.29	4.90	5.51	6.13	6.74
$ 16,001 - 22,000	$ 8,001 - 11,000	18.83	3.70	4.31	4.93	5.54	6.16	6.78
$ 22,001 - 26,000	$ 11,001 - 13,000	19.46	3.72	4.35	4.97	5.59	6.21	6.83
$ 26,001 - 40,000	$ 13,001 - 20,000	20.02	3.75	4.38	5.00	5.63	6.25	6.88
$ 40,001 - 61,300	$ 20,001 - 30,650	20.82	3.79	4.42	5.05	5.68	6.31	6.95
$ 61,301 - 123,700	$ 30,651 - 74,200	30.14	4.29	5.01	5.73	6.44	7.16	7.87
$123,701 - 188,450	$ 74,201 - 154,800	32.93	4.47	5.22	5.96	6.71	7.46	8.20
$188,451 - 336,550	$154,801 - 336,550	37.59	4.81	5.61	6.41	7.21	8.01	8.81
Over $336,500	Over $336,550	39.45	4.95	5.78	6.61	7.43	8.26	9.08

Note:  This table reflects the following:

1	Taxable income, as reflected in the above table, equals federal adjusted gross income (AGI), less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer’s AGI over $150,500, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions as well as the effect of the 80 percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $3,200 (or fraction thereof) of AGI in excess of $225,750 for married taxpayers filing a joint tax return and $150,500 for single taxpayers. The effect of the phase out of personal exemptions it not reflected in the above table.
2	Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
3	The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
4	Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits. The effect of this provision is not included in the above table.

CITY OF NEW YORK

2006 Tax Year
Taxable Income Bracket	Approx. Combined Federal, State & New York City Tax Rate	TAX EXEMPT YIELD
		3.00%	3.50%	4.00%	4.50%	5.00%	5.50%
		TAXABLE EQUIVALENT YIELD
		JOINT RETURN
$ 0 - 15,100	16.22%	3.58%	4.18%	4.77%	5.37%	5.97%	6.56%
$ 15,101 - 16,000	20.87	3.79	4.42	5.06	5.69	6.32	6.95
$ 16,001 - 21,600	21.30	3.81	4.45	5.08	5.72	6.35	6.99
$ 21,601 - 22,000	21.83	3.84	4.48	5.12	5.76	6.40	7.04
$ 22,001 - 26,000	22.47	3.87	4.51	5.16	5.80	6.45	7.09
$ 26,001 - 40,000	23.02	3.90	4.55	5.20	5.85	6.50	7.14
$ 40,001 - 45,000	23.83	3.94	4.59	5.25	5.91	6.56	7.22
$ 45,001 - 61,300	23.87	3.94	4.60	5.25	5.91	6.57	7.22
$ 61,301 - 90,000	32.83	4.47	5.21	5.96	6.70	7.44	8.19
$ 90,001 - 123,700	32.87	4.47	5.21	5.96	6.70	7.45	8.19
$123,701 - 188,450	35.56	4.66	5.43	6.21	6.98	7.76	8.53
$188,451 - 336,550	40.03	5.00	5.84	6.67	7.50	8.34	9.17
Over $336,550	41.82	5.16	6.02	6.88	7.74	8.59	9.45

		SINGLE RETURN
$ 0 - 7,550	16.22%	3.58%	4.18%	4.77%	5.37%	5.97%	6.56%
$ 7,551 - 8,000	20.87	3.79	4.42	5.06	5.69	6.32	6.95
$ 8,001 - 11,000	21.30	3.81	4.45	5.08	5.72	6.35	6.99
$ 11,001 - 12,000	21.93	3.84	4.48	5.12	5.76	6.40	7.05
$ 12,001 - 13,000	22.47	3.87	4.51	5.16	5.80	6.45	7.09
$ 13,001 - 20,000	23.02	3.90	4.55	5.20	5.85	6.50	7.14
$ 20,001 - 25,000	23.83	3.94	4.59	5.25	5.91	6.56	7.22
$ 25,001 - 30,650	23.87	3.94	4.60	5.25	5.91	6.57	7.22
$ 30,651 - 50,000	32.83	4.47	5.21	5.96	6.70	7.44	8.19
$ 50,001 - 74,200	32.87	4.47	5.21	5.96	6.70	7.45	8.19
$ 74,201 - 154,800	35.56	4.66	5.43	6.21	6.98	7.76	8.53
$154,801 - 336,550	40.03	5.00	5.84	6.67	7.50	8.34	9.17
Over $336,550	41.82	5.16	6.02	6.88	7.74	8.59	9.45

Note:  This table reflects the following:

1	Taxable income, as reflected in the above table, equals federal adjusted gross income (AGI), less personal exemptions and itemized deductions. However, certain itemized deductions are reduced by the lesser of (i) three percent of the amount of the taxpayer’s AGI over $150,500, or (ii) 80 percent of the amount of such itemized deductions otherwise allowable. The effect of the three percent phase out on all itemized deductions as well as the effect of the 80 percent cap on overall itemized deductions is not reflected on this table. Federal income tax rules also provide that personal exemptions are phased out at a rate of two percent for each $3,200 (or fraction thereof) of AGI in excess of $225,750 for married taxpayers filing a joint tax return and $150,500 for single taxpayers. The effect of the phase out of personal exemptions is not reflected in the above table.
2	Interest earned on municipal obligations may be subject to the federal alternative minimum tax. This provision is not incorporated into the table.
3	The taxable equivalent yield table does not incorporate the effect of graduated rate structures in determining yields. Instead, the tax rates used are the highest marginal tax rates applicable to the income levels indicated within each bracket.
4	Interest earned on all municipal obligations may cause certain investors to be subject to tax on a portion of their Social Security and/or railroad retirement benefits.

TAX EXEMPT

SECURITIES TRUST

11,500 Units            Dated March 3, 2006

PROSPECTUS

This Prospectus does not contain all of the information with respect to the Trust set forth in its registration statements filed with the Securities and Exchange Commission, Washington, DC under the Securities Act of 1933 (file nos. 333-129298, 333-129302 and 333-129304) and the Investment Company Act of 1940 (file no. 811-2560), and to which reference is hereby made. Information may be reviewed and copied at the Commission’s Public Reference Room, and information on the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies may be obtained from the SEC by:

•	electronic request (after paying a duplicating fee) at the following E-mail address: publicinfo@sec.gov
•	visiting the SEC internet address: http://www.sec.gov
•	writing: Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, DC 20549-6009

Index		Sponsor:
Investment Summary	A-2

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

(212) 816-6000

Trustee:

The Bank of New York

2 Hanson Place, 12th Floor

Brooklyn, New York 11217

(877) 363-3613

This Prospectus does not constitute an offer

to sell, or a solicitation of an offer to buy,

securities in any state to any person to whom

it is not lawful to make such offer in such

state.

Summary of Essential Information	A-7
Portfolio Summary as of Date of Deposit	A-9
Report of Independent Registered Public Accounting Firm	A-11
Statements of Financial Condition	A-12
Portfolios	A-13
Notes to Portfolios of Securities	A-20
Tax Exempt Securities Trust	B-1
Risk Factors	B-2
Taxes	B-10
Expenses and Charges	B-14
Public Offering	B-16
Rights of Holders	B-20
Sponsor	B-24
Trustee	B-25
Evaluator	B-25
Amendment and Termination of the Trust Agreement	B-26
Miscellaneous	B-26
Bond Ratings	B-27
Federal Tax Free vs. Taxable Income	B-30
The State Trusts	C-1
Tax Free vs. Taxable Income	C-15

No person is authorized to give any information or to make any representations with respect to this Trust not contained in this Prospectus and you should not rely on any other information. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any other state or any agency or office thereof.

© 2006 Citigroup Global Markets Inc. Member NASD/SIPC. Smith Barney is a division and service mark of Citigroup Global Markets Inc. and its affiliates and is used and registered throughout the world. CITIGROUP and the Umbrella Device are trademarks and service marks of Citicorp or its affiliates and are used and registered throughout the world.	UT 7050 (03/06)